UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 1

Date of reporting period: November 1, 2006–October 31, 2007

Item 1: Reports to Shareholders

Vanguard® Explorer™ Fund Annual Report

October 31, 2007

>	Vanguard Explorer Fund earned more than 15% for the 2007 fiscal year, a very respectable return, although lower by about 5 percentage points than that of its benchmark and the peer-group average.

>	Information technology, industrials, and health care stocks contributed a majority of the fund’s total return.

>

Over the ten-year period ended October 31, the Explorer Fund outperformed both the return of its Russell 2500 Growth Index benchmark and its peer-group return by an average of more than 2 percentage points a year.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	12
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Glossary	32

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Explorer Fund
Investor Shares	VEXPX	15.3%
Admiral™ Shares[1]	VEXRX	15.5
Russell 2500 Growth Index		20.4
Average Small-Cap Growth Fund[2]		20.3

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$80.26	$83.93	$0.320	$7.424
Admiral Shares	74.82	78.25	0.437	6.910

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

After several years of relative weakness, growth stocks surged to the market’s forefront in fiscal year 2007. With its significant commitment to growth-oriented information technology, health care, and consumer-driven stocks, Vanguard Explorer Fund was seemingly well-positioned for the renewed dominance of growth stocks.

Although the fund’s return of more than 15% during the 12-month period was a definite success in absolute terms, Explorer was not able to take full advantage of the growth-stock rebound. The fund lagged about 5 percentage points behind the return of its benchmark and the peer-group average return, in part because the advisors’ dual focus on earnings growth and valuation limited its participation in some of the market’s higher-flying, more speculative stocks.

Please note that the fund remained closed to most new investors. Existing account holders may contribute up to $25,000 per year. (The fund closure and contribution limits do not apply to Flagship members.) If you hold Explorer in a taxable account, you may wish to refer to our report on after-tax performance on page 29.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

Still, the broad U.S. stock market returned an impressive 15.3%. Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by European and Pacific region stocks (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit markets rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Stock selections restrained a strong showing

As growth stocks reclaimed the lead from their value counterparts during fiscal year 2007, Explorer seemed well-positioned to benefit. Despite the fund’s return of more than 15%, however, the result was somewhat disappointing in relative terms. The fund paid a modest price for its attention to valuation in a market that seemed to shift abruptly and dramatically from a preference for value-oriented stocks to a preference for growth.

While Explorer’s relatively small materials and energy sectors performed admirably, the fund’s much-larger information technology, industrials, and health care groups contributed the most to total return. Information technology was Explorer’s biggest sector commitment, with software and semiconductor companies contributing notably to overall portfolio return. Compared with the smaller

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.41%	0.23%	1.64%

Total Returns
Ten Years Ended October 31, 2007
Average
Annual Return
Explorer Fund Investor Shares	9.9%
Russell 2500 Growth Index	7.1
Average Small-Cap Growth Fund[2]	7.8

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund expense ratios reflect the 12 months ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2 Derived from data provided by Lipper Inc. growth-oriented tech stocks in its benchmark, however, the fund’s performance came up a bit short.

A similar dynamic was at play in the health care sector, the third-highest contributor to the fund’s absolute returns, led by makers of equipment and supplies, and service providers. Relative to the index, however, the fund missed some opportunities—namely, the exceptionally strong returns produced by several companies that benefited from industry consolidation.

By contrast, the fund’s selections in industrials bested the benchmark, led by the strong returns of makers of construction and farm machinery, as well as commercial services and supplies companies. Even as signs of economic deceleration have emerged in the United States, industrials companies have continued to benefit from the rapid development of booming markets overseas.

Weak spots, on both an absolute and relative basis, included consumer-oriented stocks, which have come under pressure from persistently higher energy prices and the weak housing market. The fund’s consumer-oriented holdings registered modest single-digit returns, held back in part by stock selections among specialty retailers, restaurants, and home furnishings companies. The fund also held a number of poorly performing homebuilders.

Financials were another weak spot. The fund’s holdings in consumer finance and mortgage companies were hard hit by the credit crunch arising from the subprime mortgage meltdown.

The fund’s long-term results continued their excellent trend

The Explorer Fund turned in a very respectable, if not stellar, performance for the fiscal year. However, Vanguard always encourages investors not to make judgments based on short-term performance. A look at Explorer’s longer-term results sheds light on the fund’s enduring character, revealing that some inevitably slower years have been balanced by years of outperformance. Although the advisors’ dual focus on earnings growth and reasonable valuations seemed to hold it back in fiscal 2007, the fund’s longer-term performance suggests that the disciplined execution of this investment philosophy has been a formula for success through a variety of market cycles.

The table at the bottom of page 4 indicates that over the ten years ended October 31, 2007, your fund’s Investor Shares earned an average annual return of 9.9%, more than 2 percentage points better than the ten-year return of its unmanaged benchmark index (which bears no expenses) and the average return among small-cap growth funds. A hypothetical investment of $10,000 made in Explorer Fund Investor Shares ten years ago would have grown to $25,743 as of October 31, 2007. By comparison, equal investments in the Russell 2500 Growth Index and the average small-cap growth fund would have grown to only $19,821 and $21,168, respectively, for the decade.

Please note: In June, AXA Rosenberg Investment Management was added as an additional advisor to the fund. AXA Rosenberg uses a quantitative model to identify small-cap stocks with a superior earnings outlook over the next year. Explorer now has three managers that use a quantitative, or model-based, approach to stock selection, and four managers that use traditional, fundamental analysis to identify stocks.

For more information on the fund’s positioning and performance during the year, please see the Advisors’ Report, which begins on page 7.

In volatile markets, diversification and a long-term view are key

The sharp increase in stock market volatility in recent months was a jolt to many investors. Vanguard always encourages shareholders to invest with a long-term view, to diversify, and to pay attention to costs—bedrock principles that are even more important during periods of market turbulence. One of the best responses to uncertainty is diversification both within and across asset classes, which is why we counsel every investor to hold a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with the investor’s goals, risk tolerance, and time horizon.

Explorer’s multiadvisor approach, with a core focus on investing in smaller companies with superior growth potential, offers shareholders several enduring benefits. First, you have access to a breadth of distinct, but complementary, investment styles that is uncommon for actively managed small-cap funds. Second, this access to a deep pool of talent among seven independent advisors tends to result in a higher level of diversification than that among peer funds. Your fund’s low costs also give it an ongoing advantage over its peers, as the fund is able to cycle more of its returns back to you, the investor.

In December 2007, Explorer will mark its 40th anniversary, a major milestone and a tribute to the many talented managers who have helped build this long-term record of success. After four decades, Explorer continues to provide an intelligent, low-cost way to gain exposure to the smaller corners of the U.S. stock market, as one component of a diversified portfolio that can help you reach your long-term goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2007

Advisors’ Report

During the fiscal year ended October 31, 2007, Vanguard Explorer Fund returned more than 15%, reflecting the combined efforts of your fund’s seven independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The table on page 11 lists the advisors, the percentage of fund assets each manages, and a brief description of their investment strategies. The advisors have also provided comments on their assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These advisor comments were prepared on November 19, 2007.

Granahan Investment Management, Inc.

Portfolio Manager:

Jack Granahan, Managing Partner

Investment environment: Despite the economy’s many twists, turns, and reversals, small-cap growth equities nevertheless produced a solid gain over the past year. Stocks started strong, struggled in the middle of the year as subprime lending difficulties affected liquidity, then rallied in August as the Federal Reserve Board began reducing interest rates. International markets have been a source of earnings growth for many U.S. companies, offsetting to some degree the weakness in U.S. consumer sectors.

Successes: Technology was a strong sector in our portfolio, as we held relatively large weightings in some of the better performers. The top winners were Ciena, as its communications products are benefiting from telecommunication companies’ upgrading of their networks; Verifone Holdings, which is seeing rapid growth internationally in its point-of-sale payment solutions; and Trimble Navigation, which is pioneering many global-positioning system applications in construction, agriculture, and fleet management.

Shortfalls: Consumer-oriented and health care stocks restrained performance. Consumer stocks Rent-A-Center and Aaron Rents were penalties, as a decelerating economy put pressure on rent-to-own consumers. In health care, Nektar Therapeutics and Nuvelo suffered reversals with products thought to have promise.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Investment environment: Growth stocks significantly outperformed value stocks during the fiscal year. Since our stock-selection model prefers value-oriented stocks (all things being equal), this was a difficult period for our process. No model outperforms in every period, and we believe that our combination of reasonable valuations, high earnings quality, market acceptance, and disciplined risk control offers an attractive portfolio for the long term.

Successes: Our model identified strong performers in the capital goods and materials industries. Notable examples were First Solar and AK Steel Holding.

Shortfalls: Our stock selection in the software and diversified financials industries was disappointing. In financials, our model leaned away from capital markets companies, which had strong returns, while in software our model missed several stocks whose returns exceeded 100%.

Grantham, Mayo, Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and Director of U.S. Equity Management

Investment environment: Although investors briefly demonstrated some risk aversion in February and again in early August, they basically spent the 2007 fiscal year continuing to chase risky equities to new heights. The market’s continued orientation toward risky equities was particularly detrimental to our more conservatively positioned valuation discipline. And even though our momentum discipline fared better than valuation, it, too, struggled. The past 12 months were certainly trying, but our confidence remains high that we will outperform as investors’ infatuation with risk recedes.

Successes: Our overweighted position and strong stock selection within the materials sector added to relative returns. In particular, stocks in this sector selected by our momentum discipline—including higher-than-benchmark positions in AK Steel Holding and Steel Dynamics—performed well relative to the market.

Shortfalls: An overweight position and poor stock selection in the consumer discretionary sector subtracted from relative returns during the period, with our overweight position in retailer American Eagle Outfitters among the leading detractors in this sector.

Wellington Management Company, LLP

Portfolio Manager: Kenneth L. Abrams, Senior Vice President and Partner

Investment environment: Markets were volatile during the 12-month period. Signs of trouble in the U.S. housing market emerged in February and were confirmed broadly over the summer. Investor confidence returned briefly after the Fed cut several key interest rates. However, equity markets edged lower in October as investor concerns over higher oil prices and the weak U.S. housing market outweighed solid earnings and positive economic data.

Successes: We benefited from favorable security selection in the industrials sector, with solid performance from names like Suntech Power, a China-based solar energy company. Suntech Power’s shares gained after the company signed a favorably priced, multiyear, polysilicon supply agreement, which should lower the company’s cost structure and improve margins.

Shortfalls: Conversely, detractors included health care and financials holdings. Shares of Medicines Company declined due to disappointing sales of Angiomax, an anticoagulant for coronary angioplasty patients. Redwood Trust shares, a mortgage real estate investment trust, suffered as the company’s cost of capital has increased.

AXA Rosenberg Investment Management LLC

Portfolio Manager: William E. Ricks, Ph.D., Americas Chief Executive and Chief Investment Officer

Our investment approach: We joined the Explorer portfolio in June 2007. We spent the subsequent four months through the October 31 fiscal year-end implementing our strategy, which is based on our firm conviction that a company’s fundamentals drive its earnings and that the price paid for those earnings will ultimately drive investment performance. We seek to capture both short-term earnings growth as well as superior long-term cumulative earnings through the use of two bottom-up stock-selection models. We believe that by employing rigorous security-level analysis we can uncover stocks with an earnings advantage—that is, stocks that produce superior earnings per dollar of cost over the period subsequent to purchase. Although this approach will lead to industry and style differences relative to the benchmark, we seek to add value primarily through intra-industry stock selection.

Successes: Over the first few months of our inclusion in the Explorer Fund our earnings-focused models have been challenged by an environment that seems to have its attention elsewhere, owing in part to the August subprime worries. Among the bright spots for the portfolio were rewards associated with the portfolio’s overweighting in names with stronger price momentum and lower levels of operating leverage. An overweighting in basic materials was also a plus. Within the materials sector, individual names like AK Steel, Terra Industries, and Owens-Illinois made strong contributions to active return.

Shortfalls: While materials was one bright arena, stock picking within nearly all other economic sectors proved problematic; positions in the consumer discretionary and energy categories were among the largest subtractors of return for the period. Overweights on some familiar names like Aéropostale, RadioShack, and Men’s Wearhouse were among the weakest individual positions. It should be emphasized that although it may be tempting to point to a handful of names as the root of poor performance, the challenges to our portfolio strategy in these first few months have occurred across a wide array of names.

Kalmar Investment Advisers

Portfolio Manager: Ford B. Draper, Jr., President and Chief Investment Officer

Investment environment: In last year’s annual report, we expressed the belief that several market-psychology trends that had been in place for some time were likely to change considerably in 2007, creating a substantially better environment for Kalmar’s quality-oriented legitimate-growth-company investment style. Indeed, that happened right out of the blocks in the new year. Market volatility has risen sharply from record lows, quality businesses are now receiving stock price premiums they hadn’t been accorded for several years, and growth has strongly asserted its leadership over value. Given the financial markets’ “big picture” uncertainties, we believe that these influences are likely to persist until the end of the present market cycle—whenever that may be.

Successes: That said, Kalmar’s most notable portfolio success in the last year, counterintuitively perhaps, came out of our consumer discretionary holdings. This bespeaks good bottom-up stock picking in businesses with powerful one-off growth drivers that enable them to thrive despite seemingly increasing macro headwinds. This was also helped by a spate of take-over activity within our portfolio early in the new year, some of which focused on such companies.

Shortfalls: On the other side of the ledger, the most challenging segment of the portfolio came in our technology holdings—for no single set of company or industry reasons. Business developments among our technology holdings have strengthened recently, however.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner

Investment environment: Despite increased volatility during the past 12 months, most major markets ended the period with substantial gains. Early in the period, strong corporate earnings supported by a healthy economy created a strong foundation for securities markets around the globe. By the end of the period, markets were faltering amid deepening concerns about credit conditions and the outlook for reduced economic growth, especially in the United States.

Successes: The portfolio benefited from several acquisitions during the period, namely aQuantive and MedImmune. Stock selection was a positive factor among business services, energy, and technology companies.

Shortfalls: Although we identified some of the sector’s better-performing stocks, our overweighted position in financials—an average weighting of 10% for the fund versus 6% for the benchmark—restrained performance. The consumer staples sector was another weak spot, depressed by poor performers including Central Garden & Pet and Bare Escentuals.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	22	2,755	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth and leadership in their markets.
Vanguard Quantitative	17	2,132	Conducts quantitative management using models that
Equity Group			assess valuation, market sentiment, and earnings
			quality of companies as compared with their peers.
Grantham, Mayo,	16	1,982	Employs a highly disciplined approach to buying and
Van Otterloo & Co. LLC			selling stocks ranked among the 3,000 largest in the
			U.S. market, minus the very largest 500. Stocks are
			compared with one another and evaluated monthly
			using three disciplines, each of which represents an
			individual subportfolio.
Wellington Management	13	1,637	Conducts research and analysis of individual companies
Company, LLP			to select stocks believed to have exceptional growth
			potential relative to their market valuations. Each stock
			is considered individually before purchase, and company
			developments are continually monitored for comparison
			with expectations for growth.
AXA Rosenberg Investment	12	1,507	Employs an investment philosophy grounded in funda-
Management LLC			mental analysis using a two-part quantitative model:
			a valuation model, which compares a stock’s price to
			its fair value, and an earnings forecast model, which
			identifies companies likely to have superior earnings.
Kalmar Investment Advisers	9	1,165	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses. The process also seeks out
			stocks that are inefficiently valued or that offer value
			through longer-term company ownership. The strategy
			has a dual objective of superior returns with lower risk.
Chartwell Investment Partners, L.P.	8	1,069	Uses a bottom-up, fundamental, research-driven stock-
			selection strategy focusing on companies with sustain-
			able growth, strong management teams, competitive
			positions, and outstanding product and service offerings.
			These companies should continually demonstrate
			growth in earnings per share.
Cash Investments[1]	3	342	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,308	1,594	4,870
Median Market Cap	$2.9B	$3.0B	$36.8B
Price/Earnings Ratio	24.2x	28.9x	18.2x
Price/Book Ratio	3.3x	4.0x	2.9x
Yield		0.6%	1.7%
Investor Shares	0.4%
Admiral Shares	0.5%
Return on Equity	14.0%	14.8%	18.9%
Earnings Growth Rate	25.0%	21.4%	21.3%
Foreign Holdings	3.8%	0.0%	0.0%
Turnover Rate	90%	—	—
Expense Ratio		—	—
Investor Shares	0.41%
Admiral Shares	0.23%
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	18.6%	17.7%	10.1%
Consumer Staples	2.6	2.2	8.3
Energy	7.1	6.9	11.3
Financials	7.8	8.7	19.3
Health Care	16.0	17.7	11.7
Industrials	16.5	17.7	11.7
Information Technology	22.9	20.6	16.7
Materials	6.4	6.0	3.9
Telecommunication Services	1.4	1.5	3.4
Utilities	0.7	1.0	3.6

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.86
Beta	0.98	1.43

Ten Largest Holdings[4] (% of portfolio)

Priceline.com, Inc.	internet retail	0.7%
ITT Educational Services, Inc.	education services	0.6
AptarGroup Inc.	metal and glass containers	0.6
VeriFone Holdings, Inc.	data processing and outsourced services	0.6
O’Reilly Automotive, Inc.	automotive retail	0.6
Microsemi Corp.	semiconductors	0.6
Ciena Corp.	communications equipment	0.5
Varian Semiconductor	semiconductor
Equipment Associates, Inc.	equipment	0.5
Dun & Bradstreet Corp.	diversified commercial and professional services	0.5
GameStop Corp. Class A	computer and electronics retail	0.5
Top Ten		5.7%

Investment Focus

1 Russell 2500 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1997–October 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Explorer Fund Investor Shares[1]	15.31%	17.65%	9.92%	$25,743
Dow Jones Wilshire 5000 Index	15.28	15.31	7.44	20,495
Russell 2500 Growth Index	20.36	19.45	7.08	19,821
Average Small-Cap Growth Fund[2]	20.33	16.92	7.79	21,168

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Explorer Fund Admiral Shares	15.53%	17.84%	11.22%	$188,649
Dow Jones Wilshire 5000 Index	15.28	15.31	9.08	167,943
Russell 2500 Growth Index	20.36	19.45	10.96	186,007

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

Fiscal-Year Total Returns (%): October 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	12/11/1967	17.38%	18.00%	9.12%
Admiral Shares	11/12/2001	17.59	18.19	10.91[2]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2007

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Priceline.com, Inc.	944,629	87,945	0.7%
*	ITT Educational Services, Inc.	633,880	80,623	0.6%
*	O’Reilly Automotive, Inc.	2,148,160	70,932	0.6%
*	GameStop Corp. Class A	1,099,760	65,128	0.5%
	Service Corp. International	4,364,550	63,155	0.5%
*^	Life Time Fitness, Inc.	958,765	58,140	0.5%
	DeVry, Inc.	1,046,165	57,215	0.5%
	Phillips-Van Heusen Corp.	876,580	41,901	0.3%
*	Dollar Tree Stores, Inc.	1,082,155	41,447	0.3%
*	Crocs, Inc.	553,304	41,359	0.3%
*	The Goodyear Tire & Rubber Co.	1,342,903	40,489	0.3%
*	WMS Industries, Inc.	1,102,457	38,222	0.3%
*	Urban Outfitters, Inc.	1,504,505	38,019	0.3%
†	Other—Consumer Discretionary		1,495,768	11.9%
			2,220,343	17.6%
Consumer Staples
*	Energizer Holdings, Inc.	572,750	59,738	0.5%
†	Other—Consumer Staples		242,222	1.9%
			301,960	2.4%
Energy
	Tidewater Inc.	743,890	40,668	0.3%
	Holly Corp.	598,296	37,573	0.3%
†	Other—Energy		768,976	6.1%
			847,217	6.7%
Financials
*	Affiliated Managers Group, Inc.	485,110	63,816	0.5%
	Cash America International Inc.	1,138,600	44,405	0.4%
†	Other—Financials		780,439	6.2%
			888,660	7.1%

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Cephalon, Inc.	799,765	58,975	0.5%
*	Waters Corp.	714,314	54,988	0.4%
*	Alkermes, Inc.	2,907,788	47,106	0.4%
*	Healthways, Inc.	734,290	44,571	0.4%
*	IDEXX Laboratories Corp.	348,700	42,465	0.3%
*	Henry Schein, Inc.	696,342	41,711	0.3%
*	Covance, Inc.	474,155	39,118	0.3%
†	Other—Health Care		1,585,710	12.6%
			1,914,644	15.2%
Industrials
	The Dun & Bradstreet Corp.	677,500	65,616	0.5%
*[1]	The Advisory Board Co.	940,890	60,415	0.5%
	Chicago Bridge & Iron Co. N.V.	1,010,005	50,500	0.4%
	Donaldson Co., Inc.	1,109,200	47,540	0.4%
	The Manitowoc Co., Inc.	940,460	46,327	0.4%
*	Jacobs Engineering Group Inc.	491,900	42,869	0.3%
*	Corrections Corp. of America	1,407,116	39,807	0.3%
†	Other—Industrials		1,609,019	12.8%
			1,962,093	15.6%
Information Technology
*	VeriFone Holdings, Inc.	1,460,350	72,185	0.6%
*	Microsemi Corp.	2,653,890	70,620	0.6%
*	Ciena Corp.	1,427,735	68,331	0.6%
*	Varian Semiconductor Equipment Associates, Inc.	1,472,496	67,764	0.5%
*	Mettler-Toledo International Inc.	505,600	53,771	0.4%
*	Red Hat, Inc.	2,361,113	50,976	0.4%
*	McAfee Inc.	1,093,140	45,201	0.4%
*	Avnet, Inc.	996,790	41,586	0.3%
*	BMC Software, Inc.	1,165,121	39,428	0.3%
	FactSet Research Systems Inc.	553,653	39,044	0.3%
*	Ariba, Inc.	2,997,805	38,792	0.3%
*	ON Semiconductor Corp.	3,722,937	37,974	0.3%
	Intersil Corp.	1,237,840	37,556	0.3%
†	Other—Information Technology		2,052,782	16.3%
			2,716,010	21.6%
Materials
	AptarGroup Inc.	1,774,000	79,298	0.6%
*	Owens-Illinois, Inc.	1,422,800	63,201	0.5%
*	AK Steel Holding Corp.	1,215,735	60,945	0.5%
	Albemarle Corp.	1,083,470	51,747	0.4%
*	Terra Industries, Inc.	1,085,868	40,058	0.3%
†	Other—Materials		467,471	3.8%
			762,720	6.1%

† Telecommunication Services			169,970	1.3%

† Utilities			73,119	0.6%

Exchange-Traded Funds
[2] ^	Vanguard Small-Cap ETF	1,165,083	86,472	0.7%
2	Vanguard Small-Cap Growth ETF	713,200	54,731	0.4%
			141,203	1.1%
Total Common Stocks (Cost $9,973,224)			11,997,939	95.3%[3]

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
4	Vanguard Market Liquidity Fund, 4.955%	506,278,819	506,279	4.0%
4	Vanguard Market Liquidity Fund, 4.955%—Note G	170,847,200	170,847	1.4%
			677,126	5.4%

		Face
		Amount
		($000)
Repurchase Agreement
	JPMorgan Securities Inc. 4.960%, 11/1/07
	(Dated 10/31/07, Repurchase Value $49,506,820,
	Collateralized by Federal National Mortgage Assn.,
	6.000%, 8/1/37)	49,500	49,500	0.4%

†[5]	U.S. Agency Obligations		16,300	0.1%

Total Temporary Cash Investments (Cost $742,926)			742,926	5.9%[3]
Total Investments (Cost $10,716,150)			12,740,865	101.2%
Other Assets and Liabilities
Other Assets—Note C			161,485	1.3%
Liabilities—Note G			(313,325)	(2.5%)
			(151,840)	(1.2%)
Net Assets			12,589,025	100.0%

At October 31, 2007, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	9,556,733
Undistributed Net Investment Income	18,187
Accumulated Net Realized Gains	973,951
Unrealized Appreciation
Investment Securities	2,024,715
Futures Contracts	15,426
Foreign Currencies	13
Net Assets	12,589,025

Investor Shares—Net Assets
Applicable to 106,480,100 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	8,937,200
Net Asset Value Per Share—Investor Shares	$83.93

Admiral Shares—Net Assets
Applicable to 46,668,905 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,651,825
Net Asset Value Per Share—Admiral Shares	$78.25

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 3.7%, respectively, of net assets. See Note E in Notes to Financial Statements.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Securities with a value of $16,300,000 and cash of $2,833,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	73,081
Interest[2]	26,252
Security Lending	4,312
Total Income	103,645
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,326
Performance Adjustment	(5,033)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	22,480
Management and Administrative—Admiral Shares	2,524
Marketing and Distribution—Investor Shares	1,883
Marketing and Distribution—Admiral Shares	887
Custodian Fees	114
Auditing Fees	33
Shareholders’ Reports—Investor Shares	206
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	18
Total Expenses	44,463
Expenses Paid Indirectly—Note D	(266)
Net Expenses	44,197
Net Investment Income	59,448
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,102,242
Futures Contracts	(724)
Foreign Currencies	(79)
Realized Net Gain (Loss)	1,101,439
Change in Unrealized Appreciation (Depreciation)
Investment Securities	572,589
Futures Contracts	11,119
Foreign Currencies	13
Change in Unrealized Appreciation (Depreciation)	583,721
Net Increase (Decrease) in Net Assets Resulting from Operations	1,744,608

1 Dividends are net of foreign withholding taxes of $102,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,752,000, $22,782,000, and $15,713,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,448	48,254
Realized Net Gain (Loss)	1,101,439	1,215,287
Change in Unrealized Appreciation (Depreciation)	583,721	113,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,744,608	1,376,719
Distributions
Net Investment Income
Investor Shares	(33,478)	(23,606)
Admiral Shares	(18,985)	(12,258)
Realized Capital Gain[1]
Investor Shares	(776,690)	(636,946)
Admiral Shares	(300,195)	(204,628)
Total Distributions	(1,129,348)	(877,438)
Capital Share Transactions—Note H
Investor Shares	(19,018)	301,408
Admiral Shares	211,543	742,483
Net Increase (Decrease) from Capital Share Transactions	192,525	1,043,891
Total Increase (Decrease)	807,785	1,543,172
Net Assets
Beginning of Period	11,781,240	10,238,068
End of Period[2]	12,589,025	11,781,240

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $122,716,000 and $212,902,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $18,187,000 and $14,153,000.

Financial Highlights

Investor Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$80.26	$76.67	$67.01	$63.17	$44.60
Investment Operations
Net Investment Income (Loss)	.362	.302	.111	(.05)	(.012)
Net Realized and Unrealized Gain (Loss)
on Investments	11.052	9.724	9.622	3.89	18.587
Total from Investment Operations	11.414	10.026	9.733	3.84	18.575
Distributions
Dividends from Net Investment Income	(.320)	(.230)	—	—	(.005)
Distributions from Realized Capital Gains	(7.424)	(6.206)	(.073)	—	—
Total Distributions	(7.744)	(6.436)	(.073)	—	(.005)
Net Asset Value, End of Period	$83.93	$80.26	$76.67	$67.01	$63.17

Total Return[1]	15.31%	13.59%	14.53%	6.08%	41.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,937	$8,517	$7,836	$7,302	$5,662
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.46%	0.51%	0.57%	0.72%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.44%	0.36%	0.16%	(0.11%)	(0.08%)
Portfolio Turnover Rate	90%	96%	80%	82%	77%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.03%), (0.01%), 0.02%, and 0.07%.

Admiral Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$74.82	$71.47	$62.37	$58.71	$41.43
Investment Operations
Net Investment Income	.478	.422	.215	.04	.064
Net Realized and Unrealized Gain (Loss)
on Investments	10.299	9.050	8.953	3.62	17.259
Total from Investment Operations	10.777	9.472	9.168	3.66	17.323
Distributions
Dividends from Net Investment Income	(.437)	(.346)	—	—	(.043)
Distributions from Realized Capital Gains	(6.910)	(5.776)	(.068)	—	—
Total Distributions	(7.347)	(6.122)	(.068)	—	(.043)
Net Asset Value, End of Period	$78.25	$74.82	$71.47	$62.37	$58.71

Total Return	15.53%	13.79%	14.70%	6.23%	41.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,652	$3,264	$2,402	$1,161	$721
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.28%	0.34%	0.43%	0.57%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.54%	0.33%	0.04%	0.05%
Portfolio Turnover Rate	90%	96%	80%	82%	77%

1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.03%), (0.01%), 0.02%, and 0.07%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), Kalmar Investment Advisers, Wellington Management Company, LLP, and, beginning June 6, 2007, AXA Rosenberg Investment Management LLC, each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Chartwell Investment Partners, Granahan Investment Management, Inc., GMO, and Wellington Management Company are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Kalmar Investment Advisers is subject to quarterly adjustments based on performance since April 30, 2005, relative to the Russell 2500 Growth Index. In accordance with the advisory contract entered into with AXA Rosenberg Investment Management LLC in June 2007, beginning May 1, 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $884,000 for the year ended October 31, 2007.

For the year ended October 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before a decrease of $5,033,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $1,039,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $257,000 and custodian fees by $9,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2007, the fund realized net foreign currency losses of $79,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2007, the fund realized gains on the sale of passive foreign investment companies of $3,295,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at October 31, 2007, was $7,646,000.

The fund used a tax-accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,167,000 from undistributed net investment income, and $110,326,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $272,057,000 of ordinary income and $778,072,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $10,740,233,000. Net unrealized appreciation of investment securities for tax purposes was $2,000,632,000, consisting of unrealized gains of $2,553,290,000 on securities that had risen in value since their purchase and $552,658,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	399	166,044	9,943
E-mini S&P MidCap 400 Index	457	41,683	1,219
E-mini Russell 2000 Index	480	39,950	1,346
E-mini NASDAQ 100 Index	755	34,013	2,918

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2007, the fund purchased $10,593,960,000 of investment securities and sold $11,648,604,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $165,266,000, for which the fund received cash collateral of $170,847,000.

H. Capital share transactions for each class of shares were:

	Year Ended October 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,002,407	12,663	1,425,082	17,937
Issued in Lieu of Cash Distributions	798,597	10,589	648,833	8,577
Redeemed	(1,820,022)	(22,892)	(1,772,507)	(22,598)
Net Increase (Decrease)—Investor Shares	(19,018)	360	301,408	3,916
Admiral Shares
Issued	762,605	10,288	1,219,648	16,488
Issued in Lieu of Cash Distributions	309,959	4,415	207,776	2,951
Redeemed	(861,021)	(11,658)	(684,941)	(9,428)
Net Increase (Decrease)—Admiral Shares	211,543	3,045	742,483	10,011

I. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Oct. 31, 2006,		Proceeds from		Oct. 31, 2007,
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
The Advisory Board Co.	NA1	24,822	15,096	—	60,415

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN

48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

1 At October 31, 2006, the issuer was not an affiliated company of the fund.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,039,052,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $54,132,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 19.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares[1]
Periods Ended October 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.31%	17.65%	9.92%
Returns After Taxes on Distributions	13.47	16.90	8.21
Returns After Taxes on Distributions and Sale of Fund Shares	11.55	15.36	7.78

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,047.29	$1.96
Admiral Shares	1,000.00	1,048.23	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.29	$1.94
Admiral Shares	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 30 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Explorer, Connect with
Vanguard, Flagship, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by
the fund’s current prospectus.	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122007

Vanguard® Explorer™ Fund

Schedule of Investments

October 31, 2007

			Market
			Value
		Shares	($000)
Common Stocks (95.3%)[1]
Consumer Discretionary (17.6%)
	Auto Components (0.9%)
*	The Goodyear Tire & Rubber Co.	1,342,903	40,489
*	Lear Corp.	351,300	12,482
*	Tenneco Automotive, Inc.	374,300	11,457
*	TRW Automotive Holdings Corp.	377,282	11,202
	BorgWarner, Inc.	76,900	8,129
	Gentex Corp.	307,200	6,384
*	Aftermarket Technology Corp.	183,150	6,322
*	Drew Industries, Inc.	144,000	5,700
	Cooper Tire & Rubber Co.	129,600	2,887
	^ Spartan Motors, Inc.	128,200	1,800
*	Amerigon Inc.	70,060	1,376
	Autoliv, Inc.	14,300	903
	Sauer-Danfoss, Inc.	34,000	881
	Strattec Security Corp.	17,530	854
*	Hawk Corp. Class A	29,800	474
	Standard Motor Products, Inc.	19,494	163
	Automobiles (0.0%)
	Thor Industries, Inc.	153,800	7,382
	Distributors (0.1%)
*	LKQ Corp.	220,637	8,508
	Diversified Consumer Services (2.4%)
*	ITT Educational Services, Inc.	633,880	80,623
	Service Corp. International	4,364,550	63,155
	DeVry, Inc.	1,046,165	57,215
	Strayer Education, Inc.	130,096	24,258
*	Capella Education Co.	286,500	17,763
	Sotheby's	284,141	15,392
*	Career Education Corp.	405,200	14,482
*	Pre-Paid Legal Services, Inc.	212,008	12,636
	Jackson Hewitt Tax Service Inc.	185,500	5,797
	Matthews International Corp.	60,800	2,771
*	Corinthian Colleges, Inc.	124,400	2,039
	Regis Corp.	24,800	833
*	Universal Technical Institute Inc.	40,900	770
*	Steiner Leisure Ltd.	11,800	531
	Stewart Enterprises, Inc. Class A	10,354	94
	Hotels, Restaurants & Leisure (2.9%)
*	^ Life Time Fitness, Inc.	958,765	58,140
*	WMS Industries, Inc.	1,102,457	38,222
*	Penn National Gaming, Inc.	603,782	37,284
	Brinker International, Inc.	1,041,948	26,455
*	Texas Roadhouse, Inc.	1,896,713	24,031
	Burger King Holdings Inc.	725,546	19,183
*	Papa John's International, Inc.	814,133	18,969
*	Jack in the Box Inc.	527,000	16,532
*	Buffalo Wild Wings Inc.	530,000	16,250
*	Gaylord Entertainment Co.	275,323	15,000
*	P.F. Chang's China Bistro, Inc.	504,400	14,683
*	Scientific Games Corp.	313,825	11,345
*	Morgans Hotel Group	468,600	10,665
*	Wendy's International, Inc.	251,800	8,753
*	Premier Exhibitions Inc.	591,600	6,561

*		Denny's Corp.	1,168,000	5,630
*		CEC Entertainment Inc.	158,700	4,729
*		Sonic Corp.	185,925	4,607
*	^	Chipotle Mexican Grill, Inc.	31,100	4,323
*		McCormick & Schmick's Seafood Restaurants, Inc.	237,200	4,028
		CBRL Group, Inc.	94,600	3,775
		Applebee's International, Inc.	123,475	3,129
		Dover Downs Gaming & Entertainment, Inc.	272,850	2,982
		Ameristar Casinos, Inc.	76,000	2,474
		Ruby Tuesday, Inc.	107,300	1,714
		Triarc Cos., Inc. Class B	139,320	1,560
*		Rubio's Restaurants, Inc.	58,170	613
*		Red Lion Hotels Corp.	48,360	475
*		Morton's Restaurant Group Inc.	33,785	468
*		Town Sports International Holdings, Inc.	21,800	332
*		Silverleaf Resorts, Inc.	8,320	54
		O'Charley's Inc.	2,725	44
*		Lodgian, Inc.	3,000	37
*		Nathan's Famous Inc	1,257	21
*		Max & Erma's Restaurant, Inc.	950	3
	Household Durables (0.8%)
*		NVR, Inc.	33,850	16,104
		Tupperware Brands Corp.	418,700	15,115
	^	Tempur-Pedic International Inc.	384,200	13,831
		Harman International Industries, Inc.	130,990	11,029
*		Toll Brothers, Inc.	238,400	5,462
		Blyth, Inc.	252,563	4,821
	^	Sealy Corp.	319,300	4,221
		Ethan Allen Interiors, Inc.	134,700	4,157
*		Jarden Corp.	116,900	4,152
		MDC Holdings, Inc.	97,009	3,930
		The Stanley Works	60,900	3,505
		KB Home	94,900	2,623
		Ryland Group, Inc.	75,500	2,146
*	^	Syntax-Brillian Corp.	460,196	2,075
*		Universal Electronics, Inc.	39,720	1,434
*		Champion Enterprises, Inc.	112,000	1,328
		Kimball International, Inc. Class B	91,010	1,213
*	^	Avatar Holding, Inc.	24,700	1,150
	^	Brookfield Homes Corp.	69,400	1,043
		Snap-On Inc.	16,400	819
		Leggett & Platt, Inc.	25,400	494
		American Greetings Corp. Class A	14,049	370
*		Loud Technologies Inc.	14,172	96
	^	La-Z-Boy Inc.	10,360	82
*		Q.E.P. Co. Inc.	5,417	58
	Internet & Catalog Retail (0.9%)
*		Priceline.com, Inc.	944,629	87,945
*		Orbitz Worldwide, Inc.	632,100	6,669
*		Hollywood Media Corp.	1,561,823	5,451
*	^	NutriSystem, Inc.	124,733	3,754
	^	Systemax Inc.	144,300	3,377
*		IAC/InterActiveCorp	95,980	2,828
*		Blue Nile Inc.	34,700	2,743
*		PC Mall, Inc.	88,500	1,549
*		Gaiam, Inc.	47,636	1,108
*		PetMed Express, Inc.	48,400	706
*		1-800-FLOWERS.COM, Inc.	53,800	645
		FTD Group, Inc.	14,300	201

	Leisure Equipment & Products (0.3%)
	Hasbro, Inc.	736,244	21,977
*	Smith & Wesson Holding Corp.	555,900	6,721
	^ Polaris Industries, Inc.	131,600	6,472
*	Oakley, Inc.	123,000	3,598
	Brunswick Corp.	87,200	1,945
*	JAKKS Pacific, Inc.	30,848	817
*	Sturm, Ruger & Co., Inc.	78,800	737
*	RC2 Corp.	10,320	308
	Media (2.0%)
*	DreamWorks Animation SKG, Inc.	1,058,573	34,467
	Lamar Advertising Co. Class A	495,300	26,479
	Meredith Corp.	416,499	25,927
*	Discovery Holding Co. Class A	744,750	21,233
*	TiVo Inc.	2,935,400	20,929
*	Morningstar, Inc.	203,611	15,153
*	Marvel Entertainment, Inc.	531,305	13,144
*	LodgeNet Entertainment Corp.	494,000	10,656
*	Charter Communications, Inc.	4,687,800	9,704
*	Interpublic Group of Cos., Inc.	914,600	9,466
	Interactive Data Corp.	277,900	8,932
*	Harris Interactive Inc.	1,892,976	8,727
	National CineMedia Inc.	267,775	7,209
*	Gemstar-TV Guide International, Inc.	1,001,671	6,902
	Regal Entertainment Group Class A	299,590	6,762
	Arbitron Inc.	110,100	5,573
	Sinclair Broadcast Group, Inc.	266,200	3,205
	New York Times Co. Class A	162,300	3,175
*	Mediacom Communications Corp.	273,700	1,574
*	^ Sirius Satellite Radio, Inc.	414,800	1,394
*	Valassis Communications, Inc.	120,300	1,185
*	Nexstar Broadcasting Group, Inc.	119,600	1,128
*	Cox Radio, Inc.	82,700	999
*	Cinemark Holdings Inc.	54,420	937
*	Alloy, Inc.	99,300	833
*	Entravision Communications Corp.	78,000	710
*	DG FastChannel Inc.	28,700	706
*	XM Satellite Radio Holdings, Inc.	25,600	340
	Value Line, Inc.	7,515	330
	Westwood One, Inc.	134,700	288
*	Global Sources Ltd.	8,300	269
	^ Journal Register Co.	52,400	118
*	Triple Crown Media, Inc.	18,920	105
*	Playboy Enterprises, Inc. Class B	5,320	60
	Multiline Retail (0.8%)
*	Dollar Tree Stores, Inc.	1,082,155	41,447
*	Big Lots Inc.	1,212,060	29,065
	Family Dollar Stores, Inc.	557,946	14,144
	Saks Inc.	575,100	12,169
	^ Bon-Ton Stores, Inc.	8,100	143
	Specialty Retail (4.6%)
*	O'Reilly Automotive, Inc.	2,148,160	70,932
*	GameStop Corp. Class A	1,099,760	65,128
*	Urban Outfitters, Inc.	1,504,505	38,019
	Aaron Rents, Inc.	1,522,524	32,247
	Men's Wearhouse, Inc.	643,083	27,177
	American Eagle Outfitters, Inc.	1,137,801	27,057
	Tiffany & Co.	488,600	26,472
	Penske Automotive Group Inc.	997,800	22,231

		RadioShack Corp.	968,100	19,962
		Guess ?, Inc.	378,700	19,461
*		Aeropostale, Inc.	771,550	17,668
*		Tractor Supply Co.	400,005	16,576
		Ross Stores, Inc.	591,797	15,990
*		Rent-A-Center, Inc.	998,700	15,979
*		Hibbett Sports Inc.	658,068	15,524
		Advance Auto Parts, Inc.	389,534	13,291
*	^	CarMax, Inc.	591,100	12,336
*		Collective Brands, Inc.	596,900	11,037
		Borders Group, Inc.	663,300	10,228
		The Buckle, Inc.	221,750	9,557
		PetSmart, Inc.	283,600	8,494
*		Dick's Sporting Goods, Inc.	243,000	8,109
*		J. Crew Group, Inc.	193,600	7,241
*		The Gymboree Corp.	192,800	6,561
		Lithia Motors, Inc.	380,950	6,469
*		AutoZone Inc.	41,825	5,203
*	^	Jos. A. Bank Clothiers, Inc.	175,400	5,123
*		Chico's FAS, Inc.	387,600	5,093
*		Casual Male Retail Group, Inc.	566,600	4,737
*		Zumiez Inc.	89,005	3,726
		bebe stores, inc.	257,500	3,582
*		Pacific Sunwear of California, Inc.	197,875	3,308
*		AutoNation, Inc.	148,200	2,622
		Williams-Sonoma, Inc.	76,200	2,396
*		A.C. Moore Arts & Crafts, Inc.	140,500	2,349
*		The Wet Seal, Inc. Class A	878,892	2,329
*		Tween Brands, Inc.	70,300	2,158
*		CSK Auto Corp.	176,900	2,017
		Group 1 Automotive, Inc.	61,200	1,900
		Brown Shoe Co., Inc.	82,900	1,691
*		Cabela's Inc.	80,200	1,566
		Barnes & Noble, Inc.	35,500	1,372
		Christopher & Banks Corp.	91,700	1,258
*	^	Conn's, Inc.	47,000	1,202
		Monro Muffler Brake, Inc.	46,189	1,052
		Big 5 Sporting Goods Corp.	55,000	982
*		Select Comfort Corp.	83,200	951
*		The Children's Place Retail Stores, Inc.	29,400	753
*		Charlotte Russe Holding Inc.	44,558	646
*		Jo-Ann Stores, Inc.	20,230	390
*		Mothers Work, Inc.	18,600	298
*		Appliance Recycling Centers of America, Inc.	22,260	245
		OfficeMax, Inc.	4,800	152
*		West Marine, Inc.	11,710	126
*		Jennifer Convertibles, Inc.	4,000	16
	Textiles, Apparel & Luxury Goods (1.9%)
		Phillips-Van Heusen Corp.	876,580	41,901
*		Crocs, Inc.	553,304	41,359
*		Volcom, Inc.	668,720	19,560
*		Deckers Outdoor Corp.	120,000	16,775
*		Quiksilver, Inc.	1,232,800	16,643
*		The Warnaco Group, Inc.	378,389	15,397
*		Skechers U.S.A., Inc.	612,000	15,049
*		Iconix Brand Group Inc.	640,309	14,631
		Columbia Sportswear Co.	258,900	12,621
*		Fossil, Inc.	313,820	11,787
		Wolverine World Wide, Inc.	408,000	10,461

		Polo Ralph Lauren Corp.	131,400	9,040
*		Lululemon Athletica, Inc.	85,800	4,566
*		Hanesbrands Inc.	89,900	2,790
*		Perry Ellis International Corp.	76,400	1,772
		Steven Madden, Ltd.	79,100	1,763
		K-Swiss, Inc.	74,100	1,734
		Liz Claiborne, Inc.	58,100	1,654
*		Timberland Co.	62,300	1,215
*		Maidenform Brands, Inc.	68,200	1,013
	^	Charles & Colvard Ltd.	96,725	299
		Man Sang Holdings, Inc.	7,000	69
		Weyco Group, Inc.	748	24
*		Culp, Inc.	1,390	12
				2,220,343
Consumer Staples (2.4%)
*		Energizer Holdings, Inc.	572,750	59,738
		Longs Drug Stores, Inc.	658,349	34,570
		Nu Skin Enterprises, Inc.	1,228,160	21,210
*		NBTY, Inc.	529,448	18,848
		Flowers Foods, Inc.	645,000	14,151
*		Performance Food Group Co.	449,670	12,137
		Tyson Foods, Inc.	731,500	11,558
*		Bare Escentuals, Inc.	440,065	10,870
*		Chattem, Inc.	144,600	10,744
*		Ralcorp Holdings, Inc.	173,800	9,785
		Church & Dwight, Inc.	171,000	8,090
		PriceSmart, Inc.	220,100	6,260
*	^	USANA Health Sciences, Inc.	153,200	6,252
*		Alliance One International, Inc.	860,700	5,620
		Sanderson Farms, Inc.	153,100	5,328
		Herbalife Ltd.	117,600	5,185
		Dean Foods Co.	172,800	4,799
		Casey's General Stores, Inc.	152,937	4,359
		McCormick & Co., Inc.	121,600	4,260
*		SunOpta, Inc.	280,000	4,194
		The Estee Lauder Cos. Inc. Class A	83,820	3,680
*		Jones Soda Co. Private Placement	387,800	3,603
		Spartan Stores, Inc.	158,900	3,532
		Nash-Finch Co.	81,546	3,054
		Alberto-Culver Co.	112,100	2,913
		Ingles Markets, Inc.	99,233	2,754
*		Hansen Natural Corp.	36,200	2,462
*		Jones Soda Co.	255,968	2,378
		Diamond Foods, Inc.	103,263	2,255
*		Boston Beer Co., Inc. Class A	39,090	2,042
		Lance, Inc.	90,492	1,917
		Seaboard Corp.	938	1,531
		Pilgrim's Pride Corp.	47,100	1,399
*		Darling International, Inc.	136,580	1,374
*		BJ's Wholesale Club, Inc.	37,200	1,335
		Fresh Del Monte Produce Inc.	35,100	1,273
	^	Cal-Maine Foods, Inc.	45,022	1,078
*		Green Mountain Coffee Roasters, Inc.	23,400	873
		Inter Parfums, Inc.	30,900	737
	^	Mannatech, Inc.	86,600	688
*		Elizabeth Arden, Inc.	26,334	656
		J & J Snack Foods Corp.	14,151	504
*		American Oriental Bioengineering, Inc.	33,779	465
*		Winn-Dixie Stores, Inc.	12,310	291

*	^	American Dairy, Inc.	13,087	288
		MGP Ingredients, Inc.	29,400	280
		SuperValu Inc.	5,200	202
*		Rite Aid Corp.	42,500	166
		Arden Group Inc. Class A	1,083	154
*		Griffin Land & Nurseries, Inc.	2,540	96
*		Omega Protein Corp.	900	9
*		Geopharma Inc.	1,490	6
		Alico, Inc.	100	5
*		Natural Alternatives International, Inc.	205	2
				301,960
Energy (6.7%)
		Tidewater Inc.	743,890	40,668
		Holly Corp.	598,296	37,573
*		Superior Energy Services, Inc.	1,005,920	37,300
		Rowan Cos., Inc.	939,100	36,606
*		Comstock Resources, Inc.	873,600	31,930
		St. Mary Land & Exploration Co.	731,800	30,999
*		Ultra Petroleum Corp.	425,350	30,140
*		Helix Energy Solutions Group, Inc.	535,900	24,785
		CARBO Ceramics Inc.	531,500	23,875
*		Atwood Oceanics, Inc.	268,050	22,581
		Frontier Oil Corp.	462,990	21,200
		Helmerich & Payne, Inc.	669,000	21,154
		XTO Energy, Inc.	311,868	20,702
*		Southwestern Energy Co.	399,990	20,691
*		Grant Prideco, Inc.	392,680	19,304
*		W-H Energy Services, Inc.	315,601	18,166
*		Oil States International, Inc.	411,947	17,792
*	^	ATP Oil & Gas Corp.	296,080	16,980
*		OPTI Canada Inc.	830,400	16,746
*		Uranium One Inc.	1,504,400	16,706
*		Mariner Energy Inc.	651,486	16,287
		Foundation Coal Holdings, Inc.	376,600	16,088
*		TETRA Technologies, Inc.	785,600	15,468
		World Fuel Services Corp.	335,400	14,855
*		FMC Technologies Inc.	239,500	14,521
		Niko Resources Ltd.	127,000	14,224
*		Exterran Holdings, Inc.	167,880	14,135
		Range Resources Corp.	299,001	13,434
*	^	Delta Petroleum Corp.	644,990	12,061
*		Oceaneering International, Inc.	142,000	10,972
		Tesoro Corp.	166,000	10,048
*		Tesco Corp.	333,800	9,844
*		National Oilwell Varco Inc.	133,840	9,802
*		Core Laboratories N.V.	63,100	9,209
*		Complete Production Services, Inc.	428,500	8,527
		Western Refining, Inc.	231,700	8,499
*		Dresser Rand Group, Inc.	192,100	7,434
*		EXCO Resources, Inc.	429,000	7,242
*		Unit Corp.	146,100	6,979
*	^	Cal Dive International, Inc.	520,350	6,884
*		Bois d'Arc Energy, Inc.	297,800	6,534
*		Veneco Inc.	277,200	6,337
		Lufkin Industries, Inc.	105,892	6,296
		Penn Virginia Corp.	129,168	6,252
*		Parker Drilling Co.	692,100	5,841
*		Rosetta Resources, Inc.	300,033	5,701
		Delek US Holdings, Inc.	234,142	5,617

*		ION Geophysical Corp.	339,170	5,138
*		Verenium Corp.	938,471	4,993
*		Parallel Petroleum Corp.	230,750	4,723
	^	Fontline Ltd.	94,700	4,299
*		Global Industries Ltd.	167,896	4,134
*		InterOil Corp.	165,600	3,852
*		Hornbeck Offshore Services, Inc.	94,811	3,707
*		OYO Geospace Corp.	30,495	3,299
*		Denbury Resources, Inc.	57,900	3,277
		Overseas Shipholding Group Inc.	41,900	3,117
*		Newpark Resources, Inc.	471,157	2,954
*		CVR Energy, Inc.	127,000	2,896
*		Gulfmark Offshore, Inc.	60,364	2,812
		Cabot Oil & Gas Corp.	66,400	2,635
*		PetroQuest Energy, Inc.	184,100	2,375
*		SEACOR Holdings Inc.	22,890	2,098
*		T-3 Energy Services, Inc.	42,300	2,010
*		Matrix Service Co.	61,817	1,823
*		Bronco Drilling Co., Inc.	114,000	1,550
*		Trico Marine Services, Inc.	44,944	1,458
		Ship Finance International Ltd.	45,300	1,240
*		Cheniere Energy, Inc.	30,300	1,227
*		Vaalco Energy, Inc.	224,500	1,140
		W&T Offshore, Inc.	39,400	1,057
*		Petroleum Development Corp.	16,657	757
*	^	SulphCo, Inc.	99,500	635
		Knightsbridge Tankers Ltd.	24,300	619
*		Union Drilling, Inc.	44,213	589
		Gulf Island Fabrication, Inc.	14,500	506
*		Willbros Group, Inc.	12,800	490
*		NATCO Group Inc.	3,900	208
*	^	Bolt Technology Corp.	4,700	203
*		Petrohawk Energy Corp.	10,120	187
*		Grey Wolf, Inc.	24,600	138
		Massey Energy Co.	1,540	49
*		Prime Energy Corp.	625	33
				847,217
Financials (7.1%)
*		Affiliated Managers Group, Inc.	485,110	63,816
		Cash America International Inc.	1,138,600	44,405
		CapitalSource Inc. REIT	1,890,326	34,442
		Jefferies Group, Inc.	1,266,563	33,855
*		Nasdaq Stock Market Inc.	617,173	28,822
		SEI Investments Co.	817,800	25,859
		Eaton Vance Corp.	510,692	25,550
		Reinsurance Group of America, Inc.	429,300	24,526
*		Markel Corp.	42,600	23,141
		Waddell & Reed Financial, Inc.	641,200	21,301
		People's United Financial Inc.	1,163,270	20,683
		Canadian Western Bank	624,100	20,329
	^	The First Marblehead Corp.	450,529	17,494
		Janus Capital Group Inc.	501,260	17,298
		Aspen Insurance Holdings Ltd.	613,700	16,791
		Platinum Underwriters Holdings, Ltd.	466,200	16,783
*		ProAssurance Corp.	294,700	16,250
		U-Store-It Trust REIT	1,229,000	15,854
	^	Greenhill & Co., Inc.	214,180	15,845
		UCBH Holdings, Inc.	883,000	15,073
		First Community Bancorp	288,200	14,035

*		IntercontinentalExchange Inc.	78,195	13,934
		Cullen/Frost Bankers, Inc.	260,784	13,868
		International Bancshares Corp.	625,240	13,668
		Lazard Ltd. Class A	269,385	13,523
		Digital Realty Trust, Inc. REIT	303,750	13,362
*		Philadelphia Consolidated Holding Corp.	304,900	12,440
		PartnerRe Ltd.	139,421	11,607
*		First Cash Financial Services, Inc.	579,800	11,399
		Federated Investors, Inc.	254,603	10,948
		QC Holdings Inc.	655,866	9,943
		HCC Insurance Holdings, Inc.	330,100	9,867
*		GFI Group Inc.	113,160	9,768
		Assurant, Inc.	132,000	7,714
		Forest City Enterprise Class A	131,400	7,479
		Transatlantic Holdings, Inc.	99,474	7,414
		Jones Lang LaSalle Inc.	74,900	7,140
*		EZCORP, Inc.	535,702	7,050
*		Alleghany Corp.	17,237	6,774
		Apollo Investment Corp.	319,675	6,649
		Max Re Capital Ltd.	230,700	6,527
*		The Blackstone Group L.P.	255,540	6,498
		National Financial Partners Corp.	113,260	6,192
		Bank of Hawaii Corp.	113,100	6,012
		Weingarten Realty Investors REIT	155,000	5,930
		Ventas, Inc. REIT	137,200	5,885
		Douglas Emmett, Inc. REIT	221,788	5,835
		Federal Realty Investment Trust REIT	64,100	5,655
		Brown & Brown, Inc.	198,100	4,990
*		CB Richard Ellis Group, Inc.	199,455	4,863
*		Dollar Financial Corp.	146,585	4,808
		Taubman Co. REIT	81,300	4,786
		The Phoenix Cos., Inc.	331,400	4,567
		Nationwide Health Properties, Inc. REIT	140,400	4,383
		TCF Financial Corp.	187,500	4,269
		Tanger Factory Outlet Centers, Inc. REIT	100,500	4,233
		Redwood Trust, Inc. REIT	153,100	4,034
		Highwood Properties, Inc. REIT	106,900	3,844
*		World Acceptance Corp.	107,600	3,471
		East West Bancorp, Inc.	100,000	3,374
		Saul Centers, Inc. REIT	61,500	3,371
		Advanta Corp. Class B	192,789	3,046
		Apartment Investment & Management Co. Class A REIT	59,000	2,757
		Odyssey Re Holdings Corp.	73,500	2,733
		Post Properties, Inc. REIT	63,500	2,604
*	^	Primus Guaranty, Ltd.	283,486	2,597
		SL Green Realty Corp. REIT	19,556	2,360
		Glimcher Realty Trust REIT	105,900	2,351
	^	Downey Financial Corp.	56,300	2,293
		The Hanover Insurance Group Inc.	49,710	2,290
		UDR, Inc. REIT	94,200	2,236
		American Capital Strategies, Ltd.	51,500	2,236
		Student Loan Corp.	12,900	2,142
*	^	First Federal Financial Corp.	49,600	2,122
*		Stifel Financial Corp.	36,107	2,049
		Duke Realty Corp. REIT	63,500	2,042
	^	ASTA Funding, Inc.	54,845	1,949
		Nuveen Investments, Inc. Class A	29,100	1,886
		Erie Indemnity Co. Class A	30,900	1,758
		Frontier Financial Corp.	77,700	1,724

		Essex Property Trust, Inc. REIT	13,800	1,703
		City Bank Lynnwood (WA)	67,200	1,609
		Ramco-Gershenson Properties Trust REIT	55,384	1,585
*		HFF Inc. Class A	157,275	1,581
	^	The St. Joe Co.	40,100	1,358
		Gamco Investors Inc. Class A	20,690	1,281
		Sierra Bancorp	43,898	1,193
		Equity Lifestyle Properties, Inc. REIT	23,600	1,186
		Associated Estates Realty Corp. REIT	97,300	1,181
*		Alexander's, Inc. REIT	2,900	1,166
*		SVB Financial Group	21,700	1,124
		City Holding Co.	29,636	1,121
*		AmeriCredit Corp.	76,300	1,077
		The PMI Group Inc.	65,600	1,052
		Cohen & Steers, Inc.	25,500	959
		NYMAGIC, Inc.	32,900	949
		Hancock Holding Co.	23,700	901
		PennantPark Investment Corp.	68,100	889
	^	Vineyard National Bancorp Co.	60,100	832
*		NewStar Financial, Inc.	76,400	767
		Kilroy Realty Corp. REIT	10,600	689
*		Interactive Brokers Group, Inc.	23,000	664
	^	Portfolio Recovery Associates, Inc.	14,100	636
*		Tejon Ranch Co.	15,000	601
*		CNinsure, Inc. ADR	23,600	597
*		Knight Capital Group, Inc. Class A	43,670	586
*		Franklin Bank Corp.	65,090	503
		Consolidated-Tomoka Land Co.	6,800	466
		Westamerica Bancorporation	9,600	462
*		Hallmark Financial Services, Inc.	27,080	454
*	^	Triad Guaranty, Inc.	53,700	433
	^	Universal Insurance Holdings, INC.	49,460	406
	^	Radian Group, Inc.	30,300	381
		DCT Industrial Trust Inc. REIT	33,480	359
		FelCor Lodging Trust, Inc. REIT	16,845	353
		SWS Group, Inc.	18,460	351
		Zenith National Insurance Corp.	8,477	341
		Rayonier Inc. REIT	6,400	309
*		Meadowbrook Insurance Group, Inc.	26,700	257
*		Darwin Professional Underwriters, Inc.	10,000	227
		TriCo Bancshares	9,499	210
		Suffolk Bancorp	6,200	205
		Presidential Life Corp.	10,500	185
		Tompkins Trustco, Inc.	4,300	179
		United Bankshares, Inc.	5,662	172
		Fidelity Southern Corp.	12,990	157
*	^	ZipRealty, Inc.	28,445	156
*		Grubb & Ellis Co.	17,990	153
		Integra Bank Corp.	7,216	124
	^	First Busey Corp.	5,200	108
		Preferred Bank, Los Angeles	3,600	107
		Southwest Bancorp, Inc.	5,601	106
		IndyMac Bancorp, Inc.	7,900	106
*		Bridge Capital Holdings	3,800	87
		Bank of the Ozarks, Inc.	3,000	87
		Urstadt Biddle Properties Class A REIT	5,220	87
		MetroCorp Bancshares, Inc.	4,600	64
*		Seabright Insurance Holdings, Inc.	3,342	56
		FNB Corp. (VA)	1,690	49

		Financial Federal Corp.	1,590	43
		Quadra Realty Trust Inc.	5,000	41
		Brooke Corp.	3,489	33
*		Reis, Inc.	4,690	32
		Federal Agricultural Mortgage Corp. Class C	820	24
		Wesco Financial Corp.	60	24
		Lakeland Financial Corp.	1,000	21
		United Western Bancorp. Inc.	530	11
		Universal Health Realty Income REIT	300	11
		Pathfinder Bancorp, Inc.	580	6
		Peoples Bancorp of North Carolina	366	6
*		Robert Realty Investors, Inc.	870	6
*		Mackinac Financial Corp.	500	4
		Meta Financial Group, Inc.	109	4
*		Investors Capital Holdings, Ltd.	400	2
		First State Bancorporation	100	2
		Independence Holding Co.	100	2
				888,660
Health Care (15.2%)
	Biotechnology (3.3%)
*		Cephalon, Inc.	799,765	58,975
*		Alkermes, Inc.	2,907,788	47,106
*		Medarex, Inc.	2,723,600	32,547
*		Isis Pharmaceuticals, Inc.	1,699,149	29,939
*		Human Genome Sciences, Inc.	3,120,100	29,516
*		PDL BioPharma Inc.	1,046,100	22,177
*		Millennium Pharmaceuticals, Inc.	1,715,600	20,278
*		Seattle Genetics, Inc.	1,558,504	18,718
*		LifeCell Corp.	343,260	15,124
*		Amylin Pharmaceuticals, Inc.	315,600	14,208
*		Celgene Corp.	208,670	13,772
*		Rigel Pharmaceuticals, Inc.	955,800	10,065
*		Onyx Pharmaceuticals, Inc.	180,500	8,431
*		Alexion Pharmaceuticals, Inc.	109,200	8,354
*		OSI Pharmaceuticals, Inc.	198,000	8,231
*		Myriad Genetics, Inc.	145,100	8,033
*		Vertex Pharmaceuticals, Inc.	231,925	7,500
*		ImmunoGen, Inc.	1,286,000	6,224
*		Alnylam Pharmaceuticals Inc.	191,700	6,054
*		QLT Inc.	1,076,500	5,146
*		CV Therapeutics, Inc.	502,400	5,145
*		BioMarin Pharmaceutical Inc.	168,500	4,673
*		Incyte Corp.	534,350	4,627
*		Cytokinetics, Inc.	890,149	4,406
*		Cell Genesys, Inc.	1,210,500	4,116
*		Regeneron Pharmaceuticals, Inc.	182,500	4,015
*	^	GTx, Inc.	184,500	2,911
*		Arena Pharmaceuticals, Inc.	291,050	2,797
*		Nuvelo, Inc.	1,446,000	2,762
*		Allos Therapeutics Inc.	367,200	2,137
*		United Therapeutics Corp.	26,195	1,793
*		Cubist Pharmaceuticals, Inc.	69,570	1,628
*		Acadia Pharmaceuticals Inc.	104,900	1,613
*	^	GenVec, Inc.	357,500	908
*		Savient Pharmaceuticals Inc.	38,100	536
		Ligand Pharmaceuticals Inc. Class B	58,174	313
*		TorreyPines Therapeutics Inc.	10,246	43
*		Celsion Corp.	1,276	7
	Health Care Equipment & Supplies (3.6%)

*	IDEXX Laboratories Corp.	348,700	42,465
	DENTSPLY International Inc.	865,889	35,917
*	Intuitive Surgical, Inc.	96,364	31,499
*	Align Technology, Inc.	1,368,200	28,322
*	Hologic, Inc.	394,149	26,775
*	Immucor Inc.	804,316	25,939
*	Respironics, Inc.	517,510	25,907
*	Gen-Probe Inc.	324,875	22,748
	Mindray Medical International Ltd. ADR	548,900	21,824
	Cooper Cos., Inc.	405,300	17,023
*	Haemonetics Corp.	307,200	15,787
*	Inverness Medical Innovations, Inc.	256,150	15,392
*	Kinetic Concepts, Inc.	231,900	13,937
*	Edwards Lifesciences Corp.	257,500	12,932
*	Cyberonics, Inc.	889,200	12,893
*	ResMed Inc.	233,170	9,660
*	Zoll Medical Corp.	380,322	9,303
*	Varian Medical Systems, Inc.	150,595	7,345
	West Pharmaceutical Services, Inc.	163,100	6,743
*	Integra LifeSciences Holdings	132,708	6,432
	^ Mentor Corp.	147,800	6,292
	Dade Behring Holdings Inc.	80,500	6,193
*	Quidel Corp.	287,460	5,936
	STERIS Corp.	202,600	5,884
*	Cynosure Inc.	131,200	4,987
*	Orthofix International N.V.	87,332	4,707
*	Greatbatch, Inc.	180,322	4,483
	Vital Signs, Inc.	61,300	3,243
	Analogic Corp.	45,807	2,618
*	Masimo Corp.	69,325	2,372
*	Sonic Innovations, Inc.	206,804	2,126
*	Natus Medical Inc.	116,638	2,111
	Beckman Coulter, Inc.	28,400	2,011
*	CONMED Corp.	52,414	1,491
*	Sirona Dental Systems Inc.	43,200	1,453
*	Angiodynamics, Inc.	72,175	1,443
*	IRIS International, Inc.	38,447	707
*	Lifecore Biomedical Inc.	45,600	594
*	Tutogen Medical Inc	36,500	449
*	Osteotech, Inc.	62,798	437
*	Nutraceutical International Corp.	18,200	253
	Atrion Corp.	1,494	186
*	E-Z-EM, Inc.	6,060	124
*	Angeion Corp.	11,890	93
*	MTS Medication Tech	4,583	63
	Meridian Bioscience Inc.	1,850	61
*	Vascular Solutions, Inc.	3,381	28
	Health Care Providers & Services (3.3%)
*	Healthways, Inc.	734,290	44,571
*	Henry Schein, Inc.	696,342	41,711
*	Patterson Cos.	927,750	36,284
*	Pediatrix Medical Group, Inc.	328,770	21,534
*	inVentiv Health, Inc.	504,670	21,312
*	Sun Healthcare Group Inc.	1,164,700	18,810
*	Health Net Inc.	348,600	18,688
*	Community Health Systems, Inc.	537,000	17,683
*	Apria Healthcare Group Inc.	696,927	16,845
*	Matria Healthcare, Inc.	616,653	15,836
*	Lincare Holdings, Inc.	437,038	15,196

*	MWI Veterinary Supply Inc.	350,643	14,639
*	Amedisys Inc.	332,348	14,108
*	DaVita, Inc.	181,910	11,859
	Chemed Corp.	197,200	11,304
*	VCA Antech, Inc.	244,400	11,255
	Manor Care, Inc.	161,107	10,727
*	Psychiatric Solutions, Inc.	194,600	7,706
*	Air Methods Corp.	131,156	7,078
*	MedCath Corp.	251,600	6,977
*	Sunrise Senior Living, Inc.	160,980	5,956
*	Emergency Medical Services LP Class A	156,400	4,750
*	Alliance Imaging, Inc.	441,212	4,372
*	Gentiva Health Services, Inc.	227,479	4,318
*	Res-Care, Inc.	157,548	3,869
*	AMERIGROUP Corp.	102,600	3,591
*	Molina Healthcare Inc.	87,100	3,319
*	Sierra Health Services, Inc.	69,500	2,940
*	LifePoint Hospitals, Inc.	84,100	2,567
*	CorVel Corp.	84,611	2,249
*	Centene Corp.	92,700	2,163
*	HMS Holdings Corp.	73,944	2,105
	Owens & Minor, Inc. Holding Co.	51,600	2,092
*	American Dental Partners, Inc.	73,385	1,819
*	WellCare Health Plans Inc.	62,663	1,516
*	Healthspring, Inc.	68,900	1,447
*	Hanger Orthopedic Group, Inc.	106,010	1,320
*	Skilled Healthcare Group Inc.	53,200	871
*	Odyssey Healthcare, Inc.	84,250	864
*	RadNet, Inc.	61,102	612
*	Bio-Reference Laboratories, Inc.	15,826	508
*	Cross Country Healthcare, Inc.	30,300	476
*	RehabCare Group, Inc.	21,840	453
*	CryoLife Inc.	56,600	382
	National Healthcare Corp.	6,926	345
*	Universal American Financial Corp.	8,900	216
*	IntegraMed America, Inc.	13,035	178
	Universal Health Services Class B	3,500	171
*	Medical Staffing Network Holdings, Inc.	10,300	49
*	America Service Group Inc.	3,493	39
*	LHC Group Inc.	1,600	37
	Birner Dental Management Services, Inc.	200	5
	Health Care Technology (0.4%)
*	The TriZetto Group, Inc.	1,188,246	19,416
*	HLTH Corp.	1,159,460	16,360
	IMS Health, Inc.	196,350	4,950
*	Omnicell, Inc.	99,880	2,637
*	Cerner Corp.	12,700	756
	Life Science Tools & Services (2.2%)
*	Waters Corp.	714,314	54,988
*	Covance, Inc.	474,155	39,118
*	Qiagen NV	1,378,400	32,448
	Pharmaceutical Product Development, Inc.	763,996	32,271
*	Nektar Therapeutics	2,926,700	17,502
*	Invitrogen Corp.	164,578	14,955
*	Exelixis, Inc.	1,272,255	13,995
*	Affymetrix, Inc.	503,400	12,817
	PerkinElmer, Inc.	388,838	10,701
*	Bruker BioSciences Corp.	802,509	8,306
*	ICON Plc - ADR	119,638	6,939

*	Luminex Corp.	426,500	6,798
*	PAREXEL International Corp.	145,694	6,702
*	Charles River Laboratories, Inc.	114,800	6,658
*	Kendle International Inc.	111,068	4,479
*	Albany Molecular Research, Inc.	210,687	3,811
*	Techne Corp.	47,200	3,079
*	Ventana Medical Systems, Inc.	33,658	2,962
*	Pharmanet Development Group, Inc.	39,949	1,294
*	Harvard Bioscience, Inc.	265,386	1,274
*	Millipore Corp.	11,800	916
*	eResearch Technology, Inc.	16,000	178
*	Varian, Inc.	1,122	83
*	Bioanalytical Systems, Inc.	480	4
Pharmaceuticals (2.4%)
*	Barr Pharmaceuticals Inc.	613,895	35,188
*	Endo Pharmaceuticals Holdings, Inc.	902,750	26,451
*	Axcan Pharma Inc.	1,243,200	25,399
*	Xenoport Inc.	445,238	21,852
*	Cypress Bioscience, Inc.	1,255,600	16,938
	Dr. Reddy's Laboratories Ltd. ADR	901,308	14,286
	Perrigo Co.	596,006	14,131
*	^ Salix Pharmaceuticals, Ltd.	1,141,949	13,361
	Medicis Pharmaceutical Corp.	377,225	11,200
*	^ Adams Respiratory Therapeutics, Inc.	244,103	10,726
*	Durect Corp.	1,671,700	9,729
	Mylan Inc.	610,390	9,180
	Hikma Pharmaceuticals PLC	874,119	9,053
*	King Pharmaceuticals, Inc.	849,926	9,009
*	Noven Pharmaceuticals, Inc.	556,349	8,601
*	MGI Pharma, Inc.	257,943	8,404
*	The Medicines Co.	391,500	7,497
*	Watson Pharmaceuticals, Inc.	218,700	6,683
*	Warner Chilcott Ltd.	357,500	6,624
*	Sciele Pharma, Inc.	258,340	6,572
*	Par Pharmaceutical Cos. Inc.	345,000	6,362
*	Impax Laboratories, Inc.	570,900	6,123
*	K-V Pharmaceutical Co. Class A	131,200	4,112
*	ViroPharma Inc.	424,900	3,658
*	Pain Therapeutics, Inc.	351,758	3,609
*	SuperGen, Inc.	692,800	3,125
*	Eurand NV	158,635	2,181
*	Valeant Pharmaceuticals International	124,500	1,811
*	Caraco Pharmaceutical Laboratories, Ltd.	77,783	1,211
*	Replidyne, Inc.	182,121	1,138
*	Hi-Tech Pharmacal Co., Inc.	21,800	230
*	Ucampo Pharmaceuticals Inc.	5,000	65
			1,914,644
Industrials (15.6%)
Aerospace & Defense (1.2%)
*	BE Aerospace, Inc.	473,773	23,551
	Triumph Group, Inc.	288,000	22,931
*	Alliant Techsystems, Inc.	205,350	22,669
*	AerCap Holdings NV	801,285	20,200
	Precision Castparts Corp.	96,939	14,522
*	Ceradyne, Inc.	185,039	12,659
*	Orbital Sciences Corp.	297,737	7,601
	Cubic Corp.	143,120	6,440
*	Teledyne Technologies, Inc.	114,500	5,989
*	AAR Corp.	181,340	5,812

*	Esterline Technologies Corp.	34,400	1,884
*	^ Innovative Solutions and Support, Inc.	44,800	969
	Curtiss-Wright Corp.	16,600	934
*	Spirit Aerosystems Holdings Inc.	21,000	729
*	Ducommun, Inc.	17,400	691
*	Herley Industries Inc.	20,494	313
*	Edac Technologies Corp.	19,647	220
*	MTC Technologies, Inc.	2,100	38
	Air Freight & Logistics (0.2%)
	UTI Worldwide, Inc.	666,445	17,001
*	Dynamex Inc.	82,358	2,444
*	Hub Group, Inc.	68,604	1,740
	Forward Air Corp.	35,100	1,145
*	Park-Ohio Holdings Corp.	15,223	363
*	Atlas Air Worldwide Holdings, Inc.	1,474	86
	Airlines (0.6%)
*	AirTran Holdings, Inc.	1,635,200	17,022
*	UAL Corp.	296,100	14,183
*	Airasia Bhd.	20,949,800	12,309
*	Continental Airlines, Inc. Class B	250,000	8,588
*	^ Pinnacle Airlines Corp.	449,249	7,116
	Skywest, Inc.	213,260	5,820
	Copa Holdings SA Class A	123,000	4,651
*	Delta Air Lines Inc.	221,100	4,599
*	ExpressJet Holdings, Inc.	76,500	254
	Building Products (0.3%)
	Apogee Enterprises, Inc.	385,065	9,061
*	Goodman Global, Inc.	329,807	8,130
	Lennox International Inc.	209,440	7,477
*	NCI Building Systems, Inc.	130,900	5,129
	^ Simpson Manufacturing Co.	148,100	4,442
	AAON, Inc.	197,068	3,598
	American Woodmark Corp.	42,000	1,065
	Insteel Industries, Inc.	54,400	631
*	Owens Corning Inc.	16,600	384
	Commercial Services & Supplies (5.2%)
	The Dun & Bradstreet Corp.	677,500	65,616
*[2]	The Advisory Board Co.	940,890	60,415
*	Corrections Corp. of America	1,407,116	39,807
*	Stericycle, Inc.	632,000	36,865
	Healthcare Services Group, Inc.	1,404,950	30,853
	McGrath RentCorp	821,300	28,154
*	Covanta Holding Corp.	1,025,900	27,812
	Equifax, Inc.	719,054	27,684
*	FTI Consulting, Inc.	463,755	25,182
*	Geo Group Inc.	740,130	23,410
*	Tetra Tech, Inc.	958,093	22,371
	Manpower Inc.	294,605	22,019
*	Allied Waste Industries, Inc.	1,641,150	20,744
*	ChoicePoint Inc.	457,620	17,994
*	Huron Consulting Group Inc.	244,681	17,098
	Steelcase Inc.	829,637	14,826
*	TeleTech Holdings, Inc.	529,700	13,205
*	Kenexa Corp.	380,900	11,168
	Watson Wyatt & Co. Holdings	221,950	10,580
*	RSC Holdings Inc.	702,830	10,226
*	GeoEye Inc.	322,271	10,090
*	United Stationers, Inc.	160,100	9,271
*	Copart, Inc.	221,800	8,513

*		COMSYS IT Partners Inc.	406,342	7,225
*		Spherion Corp.	799,165	6,969
		Deluxe Corp.	170,900	6,894
*		Labor Ready, Inc.	379,528	6,672
		Resources Connection, Inc.	253,700	5,777
*		CRA International Inc.	107,837	5,584
		Herman Miller, Inc.	201,400	5,482
		Waste Industries USA, Inc.	144,399	5,198
		Kelly Services, Inc. Class A	246,944	5,193
*		Layne Christensen Co.	90,469	5,151
*		Kforce Inc.	409,329	4,928
*		M&F Worldwide Corp.	69,100	3,626
*		Waste Connections, Inc.	105,900	3,580
		Bowne & Co., Inc.	201,099	3,495
*		Mobile Mini, Inc.	175,990	3,156
	^	HNI Corp.	63,500	2,753
*		Volt Information Sciences Inc.	140,500	2,185
		CDI Corp.	65,580	1,807
		Knoll, Inc.	93,000	1,766
*		IHS Inc. Class A	27,474	1,732
*		LECG Corp.	94,348	1,652
*		CBIZ Inc.	168,992	1,521
*		Consolidated Graphics, Inc.	23,500	1,504
		Interface, Inc.	72,500	1,387
	^	AMREP Corp.	36,980	1,382
		Schawk, Inc.	58,100	1,320
*		GP Strategies Corp.	107,160	1,178
		Heidrick & Struggles International, Inc.	22,500	972
		IKON Office Solutions, Inc.	73,370	968
		Angelica Corp.	43,325	749
		Barrett Business Services, Inc.	40,607	690
		Comfort Systems USA, Inc.	45,020	658
*	^	North American Galvanizing & Coatings Inc.	58,200	505
*		Exponent, Inc.	16,570	501
*		Diamond Management and Technology Consultants,Inc.	34,800	372
*		Team, Inc.	11,400	367
*		Westaff Inc.	94,500	328
*		Hudson Highland Group, Inc.	26,100	300
	^	Industrial Services of America, Inc.	21,300	284
		VSE Corp.	3,734	221
*		Pike Electric Corp.	5,800	114
*		Nashua Corp.	7,407	90
*		First Advantage Corp. Class A	1,300	24
*		A.T. Cross Co. Class A	1,180	14
*		National Technical Systems, Inc.	21	—
	Construction & Engineering (1.6%)
		Chicago Bridge & Iron Co. N.V.	1,010,005	50,500
*		Jacobs Engineering Group Inc.	491,900	42,869
*		Washington Group International, Inc.	267,200	26,012
		Outotec OYJ	266,677	20,470
*		Perini Corp.	348,932	20,011
*		Quanta Services, Inc.	539,946	17,818
*		URS Corp.	182,200	11,262
*		Shaw Group, Inc.	108,370	8,084
		Granite Construction Co.	109,100	4,672
*		Michael Baker Corp.	59,200	3,125
*		Furmanite Corp.	209,965	2,606
*		Integrated Electrical Services, Inc.	28,600	667
*		Meadow Valley Corp.	7,230	86

	Electrical Equipment (1.4%)
*	Suntech Power Holdings Co., Ltd. ADR	409,700	24,127
	Acuity Brands, Inc.	417,493	19,956
*	General Cable Corp.	260,775	18,773
*	First Solar, Inc.	108,300	17,199
	Ametek, Inc.	340,420	16,000
*	Thomas & Betts Corp.	215,100	12,048
	Roper Industries Inc.	164,925	11,678
*	II-VI, Inc.	273,800	9,512
	Belden Inc.	144,000	8,391
*	GrafTech International Ltd.	442,200	8,358
	Regal-Beloit Corp.	147,200	7,219
*	Genlyte Group, Inc.	104,486	6,802
*	^ SunPower Corp. Class A	49,900	6,310
	Woodward Governor Co.	45,200	3,028
*	AZZ Inc.	57,700	1,968
	Baldor Electric Co.	7,010	283
	Tech/Ops Sevcon, Inc.	2,820	25
*	Nortech Systems, Inc.	2,500	18
*	LGL Group	560	6
	Industrial Conglomerates (0.4%)
*	McDermott International, Inc.	378,450	23,108
	China Everbright International Ltd.	29,931,000	15,874
	Carlisle Co., Inc.	203,100	8,012
	Teleflex Inc.	38,959	2,852
	Tredegar Corp.	840	15
	Machinery (3.1%)
	Donaldson Co., Inc.	1,109,200	47,540
	The Manitowoc Co., Inc.	940,460	46,327
	Kennametal, Inc.	334,210	30,483
	SPX Corp.	275,670	27,925
	Albany International Corp.	638,600	23,947
*	AGCO Corp.	378,567	22,593
	Harsco Corp.	354,615	21,497
	Barnes Group, Inc.	569,370	20,913
	Lincoln Electric Holdings, Inc.	274,773	19,852
	Pall Corp.	359,300	14,397
*	The Middleby Corp.	208,380	13,580
	Pentair, Inc.	355,400	12,578
	Oshkosh Truck Corp.	187,390	10,157
	Trinity Industries, Inc.	220,460	7,967
*	Terex Corp.	98,100	7,281
*	RBC Bearings Inc.	180,234	7,244
	Robbins & Myers, Inc.	97,540	7,052
*	Astec Industries, Inc.	125,500	5,688
	Mueller Industries Inc.	138,700	4,988
	Cascade Corp.	72,000	4,535
	Cummins Inc.	37,700	4,522
*	Gardner Denver Inc.	124,200	4,487
*	Hurco Cos., Inc.	58,725	3,353
	^ American Railcar Industries, Inc.	139,870	3,167
	Kaydon Corp.	57,700	3,104
	The Timken Co.	64,900	2,159
	Badger Meter, Inc.	40,600	1,561
*	Chart Industries, Inc.	46,200	1,515
*	EnPro Industries, Inc.	31,560	1,294
	Nordson Corp.	22,400	1,198
	Gorman-Rupp Co.	27,600	1,069
	Flowserve Corp.	12,000	948

	Sun Hydraulics Corp.	26,300	947
*	Hardinge, Inc.	26,767	865
	Tennant Co.	13,986	660
	Crane Co.	13,700	650
	The Eastern Co.	31,450	626
	The Toro Co.	11,200	623
	Graco, Inc.	14,300	563
	NACCO Industries, Inc. Class A	4,655	482
	Federal Signal Corp.	34,790	466
*	Gehl Co.	18,804	360
*	Blount International, Inc.	28,100	344
*	K-Tron International, Inc	520	55
*	Xerium Technologies Inc.	11,600	48
*	Kadant Inc.	1,290	42
	Ampco-Pittsburgh Corp.	600	24
	Marine (0.2%)
	Horizon Lines Inc.	718,150	22,593
*	TBS International Ltd.	38,500	2,419
*	Kirby Corp.	44,033	2,011
	Road & Rail (0.8%)
	J.B. Hunt Transport Services, Inc.	824,502	22,855
	Werner Enterprises, Inc.	957,402	18,210
	Knight Transportation, Inc.	1,086,900	17,358
	Heartland Express, Inc.	1,031,220	14,375
*	Hertz Global Holdings Inc.	476,442	10,329
*	Kansas City Southern	88,251	3,414
*	Avis Budget Group, Inc.	160,800	3,356
*	Saia, Inc.	208,049	2,931
*	Old Dominion Freight Line, Inc.	90,555	2,046
	Arkansas Best Corp.	58,300	1,600
*	YRC Worldwide, Inc.	46,500	1,143
*	Celadon Group Inc.	8,500	68
	Trading Companies & Distributors (0.6%)
	MSC Industrial Direct Co., Inc. Class A	695,360	33,871
	GATX Corp.	202,429	8,294
	Watsco, Inc.	185,600	7,728
*	TransDigm Group, Inc.	119,800	5,453
	Aircastle Ltd.	154,600	4,995
	Applied Industrial Technology, Inc.	109,125	3,868
	Kaman Corp. Class A	83,568	3,151
*	H&E Equipment Services, Inc.	156,542	2,760
*	Huttig Building Products, Inc.	65,750	273
	Lawson Products, Inc.	140	5
			1,962,093
Information Technology (21.6%)
	Communications Equipment (3.4%)
*	Ciena Corp.	1,427,735	68,331
*	Riverbed Technology, Inc.	853,865	28,852
*	CommScope, Inc.	599,924	28,298
*	ADC Telecommunications, Inc.	1,310,200	24,501
*	ViaSat, Inc.	784,300	23,921
*	Polycom, Inc.	821,795	22,994
*	Comverse Technology, Inc.	1,132,770	21,772
*	Harris Stratex Networks, Inc. Class A	964,375	18,439
*	Sycamore Networks, Inc.	4,235,300	18,085
*	NICE-Systems Ltd. ADR	433,377	17,088
*	Mastec Inc.	1,033,900	16,325
*	JDS Uniphase Corp.	1,041,400	15,892
*	Powerwave Technologies, Inc.	2,336,600	12,991

*	Avocent Corp.	431,103	11,653
*	MRV Communications Inc.	3,556,300	10,100
*	Comtech Telecommunications Corp.	185,821	10,081
	ADTRAN Inc.	394,550	9,497
*	Bookham, Inc.	3,124,700	9,343
*	Harmonic, Inc.	649,787	8,005
*	F5 Networks, Inc.	193,425	6,969
*	Arris Group Inc.	325,304	3,741
*	Foundry Networks, Inc.	174,500	3,689
*	Blue Coat Systems, Inc.	82,200	3,336
*	Acme Packet, Inc.	222,226	3,191
*	Tekelec	229,783	3,033
	Plantronics, Inc.	108,800	2,976
*	EMS Technologies, Inc.	97,700	2,740
*	C-COR Inc.	210,468	2,580
*	Anaren, Inc.	164,600	2,579
*	^ Aruba Networks, Inc.	116,600	2,226
*	Sonus Networks, Inc.	246,600	1,702
*	Dycom Industries, Inc.	54,300	1,534
*	Oplink Communications, Inc.	78,256	1,183
*	PC-Tel, Inc.	107,804	939
*	Symmetricom Inc.	155,760	738
*	Digi International, Inc.	44,374	712
*	Loral Space and Communications Ltd.	13,805	557
*	NETGEAR, Inc.	6,200	219
*	Channell Commercial Corp.	600	2
	Computers & Peripherals (1.1%)
*	Western Digital Corp.	928,400	24,064
*	Hutchinson Technology, Inc.	894,600	21,229
*	Electronics for Imaging, Inc.	921,176	21,003
*	Brocade Communications Systems, Inc.	2,069,363	19,680
*	Emulex Corp.	665,326	14,411
*	Teradata Corp.	253,460	7,231
*	NCR Corp.	253,460	6,993
*	Novatel Wireless, Inc.	187,137	4,866
*	Intevac, Inc.	252,100	4,429
*	Lexmark International, Inc.	99,300	4,170
*	Network Appliance, Inc.	113,375	3,570
*	Immersion Corp.	216,600	3,507
	Diebold, Inc.	70,447	2,948
*	Synaptics Inc.	43,500	2,364
*	Stratasys, Inc.	59,400	1,546
*	Iomega Corp.	121,724	478
*	Rimage Corp.	10,300	269
*	Super Micro Computer Inc.	2,839	29

	Electronic Equipment & Instruments (2.8%)
*	Mettler-Toledo International Inc.	505,600	53,771
*	Avnet, Inc.	996,790	41,586
*	Ingram Micro, Inc. Class A	1,751,800	37,208
*	Arrow Electronics, Inc.	672,254	26,877
*	FLIR Systems, Inc.	364,692	25,306
*	Trimble Navigation Ltd.	517,200	21,567
*	Anixter International Inc.	288,500	20,729
*	Littelfuse, Inc.	645,900	20,559
*	Insight Enterprises, Inc.	640,815	17,712
	Amphenol Corp.	288,185	12,758
*	Rofin-Sinar Technologies Inc.	146,976	11,555
*	Benchmark Electronics, Inc.	481,970	9,885

*	Dolby Laboratories Inc.	175,700	7,285
*	Vishay Intertechnology, Inc.	495,710	6,241
*	Plexus Corp.	216,654	5,590
	MTS Systems Corp.	121,745	5,416
*	FARO Technologies, Inc.	176,002	5,062
*	L-1 Identity Solutions Inc.	176,816	3,283
*	Rogers Corp.	59,300	2,907
	AVX Corp.	112,220	1,734
*	Spectrum Control, Inc.	91,879	1,578
*	TTM Technologies, Inc.	122,800	1,576
*	PC Connection, Inc.	100,189	1,473
*	ScanSource, Inc.	37,900	1,400
*	Checkpoint Systems, Inc.	36,652	1,109
*	CPI International, Inc.	50,207	1,020
*	Perceptron, Inc.	51,638	744
*	OSI Systems Inc.	19,880	498
*	Gerber Scientific, Inc.	39,400	435
	Technitrol, Inc.	14,110	415
*	LoJack Corp.	23,600	415
*	Tech Data Corp.	5,000	197
*	Zones, Inc.	15,033	155
*	Smart Modular Technologies Inc.	16,100	142
*	IntriCon Corp.	6,510	92
*	Vicon Industries Inc.	6,430	66
*	ADDvantage Technologies Group, Inc.	7,360	66
*	Schmitt Industries Inc.	4,100	30
*	Aetrium, Inc.	3,130	18
	Mesa Laboratories, Inc.	413	9
Internet Software & Services (2.1%)
*	Ariba, Inc.	2,997,805	38,792
*	DealerTrack Holdings Inc.	696,981	34,215
*	ValueClick, Inc.	1,112,235	30,242
*	VistaPrint Ltd.	520,470	24,759
*	Akamai Technologies, Inc.	543,000	21,280
*	VeriSign, Inc.	535,135	18,243
*	Digital River, Inc.	214,730	11,394
*	j2 Global Communications, Inc.	266,144	8,966
	Marchex, Inc.	792,100	8,943
	United Online, Inc.	450,927	7,936
*	Omniture, Inc.	227,200	7,761
*	Vignette Corp.	388,500	6,698
*	Interwoven Inc.	393,935	5,590
*	Chordiant Software, Inc.	375,824	5,408
*	Greenfield Online, Inc.	330,200	5,039
*	CNET Networks, Inc.	616,025	4,977
*	SAVVIS, Inc.	131,200	4,957
*	The Knot, Inc.	228,700	4,434
* ^	WebMD Health Corp. Class A	93,800	4,312
*	Travelzoo, Inc.	114,100	2,054
*	S1 Corp.	195,130	1,643
*	AsiaInfo Holdings, Inc.	127,038	1,554
^	Imergent, Inc.	55,050	1,328
*	SonicWALL, Inc.	127,830	1,322

*	Keynote Systems Inc.	79,766	1,172
*	Websense, Inc.	56,000	1,030
*	Internet Gold-Golden Lines Ltd.	61,386	795
*	Perficient, Inc.	38,689	729
*	Move, Inc.	141,600	360

	NIC Inc.	49,300	359
*	Alibaba.com, Ltd.	201,500	351
	iBasis, Inc.	41,700	329
*	Equinix, Inc.	1,200	140
	IT Services (2.8%)
*	VeriFone Holdings, Inc.	1,460,350	72,185
	Heartland Payment Systems, Inc.	1,083,000	32,490
*	Euronet Worldwide, Inc.	929,400	29,769
	Syntel, Inc.	589,453	25,099
*	MPS Group, Inc.	1,736,029	21,197
*	Hewitt Associates, Inc.	593,565	20,941
*	Alliance Data Systems Corp.	253,792	20,405
*	Iron Mountain, Inc.	558,500	19,397
*	DST Systems, Inc.	226,800	19,212
*	Sapient Corp.	2,416,318	16,914
	Total System Services, Inc.	417,904	12,520
*	Cognizant Technology Solutions Corp.	252,508	10,469
	Global Payments Inc.	192,260	9,144
*	Gartner, Inc. Class A	299,175	6,552
*	Affiliated Computer Services, Inc. Class A	120,120	6,085
	MoneyGram International, Inc.	339,700	5,418
*	Global Cash Access, Inc.	324,934	3,246
*	Convergys Corp.	160,053	2,934
*	ManTech International Corp.	58,911	2,342
	Broadridge Financial Solutions LLC	99,800	1,996
*	iGATE Corp.	202,600	1,777
*	Ceridian Corp.	45,900	1,650
*	MAXIMUS, Inc.	32,000	1,533
*	Ciber, Inc.	150,710	1,174
	Integral Systems, Inc.	45,622	1,023
*	TechTeam Global, Inc.	67,779	869
*	SRA International, Inc.	29,500	810
*	CSG Systems International, Inc.	16,800	345
	TNS Inc.	20,780	336
*	Perot Systems Corp.	8,130	119
*	CACI International, Inc.	2,200	118
*	Ness Technologies Inc.	7,157	84
*	Inx Inc.	4,055	54
*	Csp Inc.	2,080	16
	Semiconductors & Semiconductor Equipment (4.5%)
*	Microsemi Corp.	2,653,890	70,620
*	Varian Semiconductor Equipment Associates, Inc.	1,472,496	67,764
*	ON Semiconductor Corp.	3,722,937	37,974
	Intersil Corp.	1,237,840	37,556
*	Cypress Semiconductor Corp.	971,225	35,498
*	FEI Co.	1,072,033	31,100
*	Cymer, Inc.	700,200	29,758
*	Verigy Ltd.	1,022,600	23,510
*	Fairchild Semiconductor International, Inc.	1,163,700	21,238
*	RF Micro Devices, Inc.	3,399,400	21,144
*	ATMI, Inc.	553,695	17,796
*	Integrated Device Technology Inc.	1,288,300	17,302
*	Novellus Systems, Inc.	502,536	14,277
*	Tessera Technologies, Inc.	356,360	13,609
*	Amkor Technology, Inc.	1,049,502	11,891
*	Atheros Communications, Inc.	240,950	8,457
*	Sigma Designs, Inc.	141,786	8,333
*	PMC Sierra Inc.	924,800	8,332
*	Zoran Corp.	323,272	8,243

*	Mattson Technology, Inc.	889,037	7,717
*	MEMC Electronic Materials, Inc.	102,005	7,469
*	Diodes Inc.	215,775	7,134
	National Semiconductor Corp.	253,794	6,380
*	FormFactor Inc.	161,327	6,309
*	Skyworks Solutions, Inc.	670,609	6,183
* ^	Netlogic Microsystems Inc.	177,750	5,901
*	Teradyne, Inc.	430,099	5,307
*	Advanced Energy Industries, Inc.	319,328	5,109
*	Advanced Analogic Technologies, Inc.	383,900	4,638
*	AMIS Holdings Inc.	503,292	3,860
*	ANADIGICS, Inc.	246,681	3,639
*	Semtech Corp.	139,300	2,383
*	Monolithic Power Systems	93,160	2,043
*	Cirrus Logic, Inc.	311,820	1,918
*	Standard Microsystem Corp.	38,612	1,506
*	LAM Research Corp.	27,200	1,365
*	Ceva, Inc.	129,311	1,227
*	Pericom Semiconductor Corp.	43,451	649
*	SRS Labs, Inc.	96,101	619
*	Power Integrations, Inc.	18,600	605
*	International Rectifier Corp.	18,000	601
*	Kulicke & Soffa Industries, Inc.	73,100	553
*	MKS Instruments, Inc.	23,100	464
*	Hi/fn, Inc.	49,520	348
*	Trident Microsystems, Inc.	38,774	292
*	Brooks Automation, Inc.	15,000	195
*	Asyst Technologies, Inc.	28,400	136
*	IXYS Corp.	7,868	83
*	Aviza Technology Inc.	19,405	52
	Trio-Tech International	600	7
*	MIPS Technologies, Inc.	640	5
*	White Electronic Designs Corp.	930	5
Software (4.9%)
*	Red Hat, Inc.	2,361,113	50,976
*	McAfee Inc.	1,093,140	45,201
*	BMC Software, Inc.	1,165,121	39,428
	FactSet Research Systems Inc.	553,653	39,044
*	Synopsys, Inc.	1,324,700	37,436
*	salesforce.com, inc.	618,400	34,859
*	MICROS Systems, Inc.	455,006	32,679
*	Cadence Design Systems, Inc.	1,585,800	31,082
*	Concur Technologies, Inc.	738,192	26,604
*	Mentor Graphics Corp.	1,540,634	24,681
*	ANSYS, Inc.	476,394	18,489
*	Informatica Corp.	915,414	15,635
*	Progress Software Corp.	461,791	15,105
*	Sybase, Inc.	475,351	13,595
*	The Ultimate Software Group, Inc.	382,800	13,210
*	NAVTEQ Corp.	155,600	12,012
*	Lawson Software, Inc.	948,428	10,708
*	Business Objects S.A. ADR	174,935	10,480
*	Sonic Solutions, Inc.	833,600	10,003
*	SPSS, Inc.	244,415	9,288
*	Novell, Inc.	1,158,083	8,755
*	Nuance Communications, Inc.	393,300	8,696
	Jack Henry & Associates Inc.	281,500	8,225
*	Compuware Corp.	802,400	8,024
*	Actuate Software Corp.	910,884	8,007

*	Taleo Corp. Class A	275,875	7,711
*	Activision, Inc.	300,500	7,107
*	THQ Inc.	249,700	6,764
*	Quest Software, Inc.	355,518	6,186
*	Ulticom, Inc.	676,000	5,662
*	EPIQ Systems, Inc.	291,200	5,646
*	Manhattan Associates, Inc.	167,886	5,063
*	FalconStor Software, Inc.	336,500	4,721
	Fair Isaac, Inc.	121,900	4,622
*	BEA Systems, Inc.	210,400	3,556
*	JDA Software Group, Inc.	140,214	3,500
*	Parametric Technology Corp.	182,700	3,490
*	Radiant Systems, Inc.	157,884	2,577
*	Net 1 UEPS Technologies, Inc.	80,000	2,562
*	Synchronoss Technologies, Inc.	56,800	2,272
*	VASCO Data Security International, Inc.	83,666	2,212
*	Aspen Technologies, Inc.	110,700	1,931
*	NetScout Systems, Inc.	121,109	1,872
*	Ansoft Corp.	52,626	1,583
*	OPNET Technologies, Inc.	116,504	1,432
*	Citrix Systems, Inc.	31,500	1,354
*	Phoenix Technologies Ltd.	118,024	1,351
*	^ i2 Technologies, Inc.	46,000	780
*	Sumtotal Systems Inc.	149,490	734
	QAD Inc.	74,329	669
*	Epicor Software Corp.	55,800	652
*	Digimarc Corp.	59,480	537
*	Blackboard Inc.	8,400	419
*	Datawatch Corp.	26,010	128
*	Pervasive Software Inc.	18,850	87
*	Moldflow Corp.	3,400	52
*	Dynamics Research Corp.	3,731	42
*	NetManage, Inc.	1,301	5
*	BSQUARE Corp.	13	—
			2,716,010
Materials (6.1%)
	AptarGroup Inc.	1,774,000	79,298
*	Owens-Illinois, Inc.	1,422,800	63,201
*	AK Steel Holding Corp.	1,215,735	60,945
	Albemarle Corp.	1,083,470	51,747
*	Terra Industries, Inc.	1,085,868	40,058
	Cleveland-Cliffs Inc.	327,798	31,354
	Hercules, Inc.	1,475,950	27,763
	Nalco Holding Co.	1,072,900	26,672
	Sealed Air Corp.	1,013,000	25,254
	Steel Dynamics, Inc.	461,020	24,535
	Martin Marietta Materials, Inc.	178,600	23,102
	Celanese Corp. Series A	550,300	23,091
	Ferro Corp.	1,037,900	21,505
	CF Industries Holdings, Inc.	218,200	19,180
	Agrium, Inc.	297,300	18,899
	Minerals Technologies, Inc.	248,200	17,429
	Greif Inc. Class A	238,207	15,150
*	Rhodia SA	370,660	14,446
*	RTI International Metals, Inc.	174,800	13,666
	Lubrizol Corp.	188,500	12,795
*	Pactiv Corp.	460,300	12,644
	Ball Corp.	237,000	11,750
	Reliance Steel & Aluminum Co.	183,000	10,678

*	^	LSB Industries, Inc.	342,620	9,258
*		W.R. Grace & Co.	285,600	8,454
		Cytec Industries, Inc.	123,900	8,265
*		Rockwood Holdings, Inc.	178,267	6,968
		International Flavors & Fragrances, Inc.	125,400	6,547
		Kaiser Aluminum Corp.	85,100	6,449
		Packaging Corp. of America	196,409	6,254
		Mitsubishi Rayon Co., Ltd.	1,097,000	6,225
		Cabot Corp.	154,610	5,413
*		Buckeye Technology, Inc.	287,201	5,147
		Quanex Corp.	120,000	4,943
*		Crown Holdings, Inc.	175,000	4,340
		Silgan Holdings, Inc.	75,989	4,147
		Rock-Tenn Co.	130,900	3,817
		FMC Corp.	57,888	3,329
		NewMarket Corp.	58,800	3,161
		RPM International, Inc.	131,000	2,807
*		Century Aluminum Co.	47,800	2,781
		Scotts Miracle-Gro Co.	58,007	2,662
		Airgas, Inc.	46,000	2,322
		Schnitzer Steel Industries, Inc. Class A	29,487	1,948
*		PolyOne Corp.	204,800	1,636
		Penford Corp.	46,191	1,629
*		Flotek Industries, Inc.	30,800	1,565
		A.M. Castle & Co.	49,840	1,500
		Innospec, Inc.	68,777	1,464
		Arch Chemicals, Inc.	29,200	1,332
*		Headwaters Inc.	85,000	1,220
*		AEP Industries, Inc.	20,480	816
		Metal Management, Inc.	7,900	415
		Sonoco Products Co.	6,300	195
		Schweitzer-Mauduit International, Inc.	5,900	165
		Stepan Co.	3,330	115
		NN, Inc.	8,837	94
*		Rock of Ages Corp.	11,950	75
		U.S. Energy Corp.	11,410	63
		Wausau Paper Corp.	3,680	37
				762,720
Telecommunication Services (1.3%)
		NTELOS Holdings Corp.	751,100	22,676
		Partner Communications Company Ltd.	1,024,500	19,660
*	^	Clearwire Corp.	800,190	16,428
		CenturyTel, Inc.	364,634	16,062
*		SBA Communications Corp.	395,065	14,064
*		American Tower Corp. Class A	302,575	13,368
		Telephone & Data Systems, Inc.	184,473	12,876
*		PAETEC Holding Corp.	889,166	11,959
*		General Communication, Inc.	878,000	10,299
		Golden Telecom, Inc.	85,700	8,866
*		Cogent Communications Group, Inc.	240,200	6,649
*		Syniverse Holdings Inc.	283,400	4,730
*		Leap Wireless International, Inc.	63,926	4,559
		Atlantic Tele-Network, Inc.	98,811	3,548
*		Premiere Global Services, Inc.	177,510	2,925
*		Centennial Communications Corp. Class A	57,200	586
*		Gilat Satellite Network Ltd.	49,489	551
		Citizens Communications Co.	10,400	137
		USA Mobility, Inc.	1,750	27
				169,970

Utilities (0.6%)
*	El Paso Electric Co.	673,200	16,392
	UGI Corp. Holding Co.	602,300	16,033
	CenterPoint Energy Inc.	868,600	14,558
	Energen Corp.	110,600	7,078
	Ormat Technologies Inc.	105,100	5,668
	Equitable Resources, Inc.	92,300	5,198
	Sierra Pacific Resources	183,000	3,087
	WGL Holdings Inc.	56,200	1,906
	Westar Energy, Inc.	69,600	1,853
	ALLETE, Inc.	9,770	427
	ITC Holdings Corp.	6,500	372
*	Maine & Maritimes Corp.	10,730	326
	Central Vermont Public Service Corp.	4,390	140
	American States Water Co.	1,783	81
			73,119
Exchange-Traded Funds (1.1%)
3	^ Vanguard Small-Cap ETF	1,165,083	86,472
3	Vanguard Small-Cap Growth ETF	713,200	54,731
			141,203
Total Common Stocks (Cost $9,973,224)			11,997,939
Temporary Cash Investments (5.9%)[1]
Money Market Fund (5.4%)
4	Vanguard Market Liquidity Fund, 4.955%	506,278,819	506,279
4	Vanguard Market Liquidity Fund, 4.955%	170,847,200	170,847
			677,126

		Face
		Amount
		($000)
Repurchase Agreement (0.4%)
	J.P. Morgan Securities Inc. 4.960%, 11/1/07
	(Dated 10/31/07, Repurchase Value $49,506,820,
	collateralized by Federal National Mortgage Assn.
	6.000%, 8/1/37)	49,500	49,500
U.S. Agency Obligations (0.1%)
5	Federal Home Loan Bank
6	4.510%, 1/23/08	1,500	1,484
6	4.562%, 2/8/08	15,000	14,816
			16,300
Total Temporary Cash Investments (Cost $742,926)			742,926
Total Investments (101.2%) (Cost $10,716,150)			12,740,865
Other Assets and Liabilities—Net (–1.2%)			(151,840)
Net Assets (100%)			12,589,025

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.5% and 3.7%, respectively, of net assets.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

6	Securities with a value of $16,300,000 and cash of $2,833,000, have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Explorer Fund (the “Fund”) as of October 31, 2007, and for the year then ended and have issued our unqualified report thereon dated December 6, 2007. Our audit included an audit of the Fund’s schedule of investments as of October 31, 2007. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP Philadelphia, PA

December 6, 2007

© 2007 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2007: $33,000

Fiscal Year Ended October 31, 2006: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2007: $2,835,320

Fiscal Year Ended October 31, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2007: $630,400

Fiscal Year Ended October 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2007: $0

Fiscal Year Ended October 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

VANGUARD EXPLORER FUND

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS
TREASURER

Date: December 11, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.